SUPPLEMENT DATED SEPTEMBER 9, 2003
   TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE PRINCIPAL MUTUAL FUNDS
                              DATED MARCH 1, 2003

The following is being added to the "Investment Strategies and Risks" section of the SAI:

Swap Agreements and Options on Swap Agreements.
----------------------------------------------
Each Fund (except Money Market) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Money Market) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets the Fund determines to be liquid the Fund to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a
clearing   organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.


For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.



MM 1600-4



                             PRINCIPAL MUTUAL FUNDS

DOMESTIC GROWTH-ORIENTED FUNDS      INTERNATIONAL GROWTH-ORIENTED FUNDS
------------------------------      -----------------------------------
PRINCIPAL BALANCED FUND, INC.       PRINCIPAL INTERNATIONAL EMERGING MARKETS
                                    FUND, INC.
PRINCIPAL CAPITAL VALUE FUND, INC.  PRINCIPAL INTERNATIONAL FUND, INC.
PRINCIPAL GROWTH FUND, INC.         PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
PRINCIPAL LARGECAP STOCK INDEX
FUND, INC.
PRINCIPAL MIDCAP FUND, INC.         INCOME-ORIENTED FUNDS
                                    ---------------------
PRINCIPAL PARTNERS BLUE CHIP FUND,  PRINCIPAL BOND FUND, INC.
INC.
PRINCIPAL PARTNERS EQUITY GROWTH    PRINCIPAL GOVERNMENT SECURITIES INCOME
FUND, INC.                          FUND, INC.
PRINCIPAL PARTNERS LARGECAP BLEND   PRINCIPAL LIMITED TERM BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP VALUE   PRINCIPAL TAX-EXEMPT BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS MIDCAP GROWTH
FUND, INC.
PRINCIPAL PARTNERS SMALLCAP GROWTH  MONEY MARKET FUND
FUND, INC.                          -----------------
PRINCIPAL REAL ESTATE FUND, INC.    PRINCIPAL CASH MANAGEMENT FUND, INC.
PRINCIPAL SMALLCAP FUND, INC.
PRINCIPAL UTILITIES FUND, INC.







                      STATEMENT OF ADDITIONAL INFORMATION






                              dated March 1, 2003


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectuses. The Funds' prospectuses, dated March 1, 2003, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Funds' prospectus.


The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Mutual Funds
   Principal Financial Group
   Des Moines IA 50392-2080

The prospectus may also be viewed on our web site at www.principal.com/funds.



                                TABLE OF CONTENTS


Fund History................................................................3

Description of the Funds' Investments and Risks.............................4

Management.................................................................32

Control Persons and Principal Holders of Securities........................36

Investment Advisory and Other Services.....................................38

Brokerage Allocation and Other Practices...................................46

Purchase, Redemption and Pricing of Shares.................................58

Multiple Class Structure...................................................67

Taxation of the Funds......................................................68

Calculation of Performance Data............................................70

General Information........................................................74

Financial Statements.......................................................74

Appendix A.................................................................75

Appendix B.................................................................79

Appendix C.................................................................81

FUND HISTORY


The Principal Mutual Funds is a family of separately incorporated, open-end management investment companies, commonly called mutual funds. The Manager of each of the Funds is Principal Management Corporation. The Funds were each organized in Maryland, as corporations, on the following dates:

  Principal Balanced Fund                  November 26, 1986
  Principal Bond Fund                      December 2, 1986
  Principal Capital Value Fund             May 26, 1989
  Principal Cash Management Fund           June 10, 1982
  Principal Government Securities Income   September 5, 1984
  Fund
  Principal Growth Fund                    May 26, 1989
  Principal International Emerging         May 27, 1997
  Markets Fund
  Principal International Fund             May 12, 1981
  Principal International SmallCap Fund    May 27, 1997
  Principal LargeCap Stock Index Fund      November 24, 1999
  Principal Limited Term Bond Fund         August 9, 1995
  Principal MidCap Fund                    February 20, 1987
  Principal Partners Blue Chip Fund        December 10, 1990
  Principal Partners Equity Growth Fund    August 10, 1999
  Principal Partners LargeCap Blend Fund   December 13, 2000
  Principal Partners LargeCap Value Fund   December 13, 2000
  Principal Partners MidCap Growth Fund    November 24, 1999
  Principal Partners SmallCap Growth Fund  December 16, 2000
  Principal Real Estate Fund               May 27, 1997
  Principal SmallCap Fund                  August 13, 1997
  Principal Tax-Exempt Bond Fund           June 7, 1985
  Principal Utilities Fund                 September 3, 1992



Effective January 1, 1998, the following changes were made to the names of certain of the Funds:

  OLD FUND NAME                        NEW FUND NAME
  -------------                        -------------
  Princor Balanced Fund, Inc.          Principal Balanced Fund, Inc.
  Princor Blue Chip Fund, Inc.         Principal Blue Chip Fund, Inc.
  Princor Bond Fund, Inc.              Principal Bond Fund, Inc.
  Princor Capital Accumulation Fund,   Principal Capital Value Fund, Inc.
  Inc.
  Princor Cash Management Fund, Inc.   Principal Cash Management Fund, Inc.
  Princor Emerging Growth Fund, Inc.   Principal MidCap Fund, Inc.
  Princor Government Securities        Principal Government Securities Income
  Income Fund, Inc.                    Fund, Inc.
  Princor Growth Fund, Inc.            Principal Growth Fund, Inc.
  Princor Limited Term Bond Fund,      Principal Limited Term Bond Fund, Inc.
  Inc.
  Princor Tax-Exempt Bond Fund, Inc.   Principal Tax-Exempt Bond Fund, Inc.
  Princor Utilities Fund, Inc.         Principal Utilities Fund, Inc.
  Princor World Fund, Inc.             Principal International Fund, Inc.



The Articles of Incorporation for the Principal Partners Aggressive Growth Fund, Inc. were amended on March 1, 2001 to change the name of the Fund to Principal Partners Equity Growth Fund, Inc.


The Articles of Incorporation for the Principal Blue Chip Fund, Inc. were amended on September 18, 2002 to change the name of the Fund to Principal Partners Blue Chip Fund, Inc.


As of October 1, 2002, UBS Global Asset Management (New York) Inc. became Sub-Advisor to the Principal Partners SmallCap Growth Fund, Inc. As of December 16, 2002, Goldman Sachs Asset Management and Wellington Management Company, LLP became Sub-Advisors to the Principal Partners Blue Chip Fund, Inc.

FUND CATEGORIES
There are four categories of Principal Mutual Funds:

Domestic Growth-Oriented Funds
------------------------------
Funds which seek:
.. growth of capital primarily through investments in equity securities (CAPITAL
  VALUE FUND, GROWTH FUND, MIDCAP FUND, PARTNERS EQUITY GROWTH FUND, PARTNERS LARGECAP BLEND FUND, PARTNERS LARGECAP VALUE FUND, PARTNERS MIDCAP GROWTH
  FUND, PARTNERS SMALLCAP GROWTH FUND AND SMALLCAP FUND);
.. total investment return including both capital appreciation and income through investments in equity and debt securities (BALANCED FUND);
.. growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (PARTNERS BLUE CHIP FUND);
.. generation of total return by investing primarily in equity securities of companies principally engaged in the real estate industry (REAL ESTATE FUND); .. to approximate the performance of the Standard & Poor's 500 Index (LARGECAP
  STOCK INDEX FUND); and
.. current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies in the public utilities industry (UTILITIES FUND).

International Growth-Oriented Funds
-----------------------------------
Funds which seek growth of capital primarily through investments in equity securities (INTERNATIONAL EMERGING MARKETS FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALLCAP FUND).

Income-Oriented Funds
---------------------
Funds which seek primarily a high level of income through investments in debt securities (BOND FUND, GOVERNMENT SECURITIES INCOME FUND, LIMITED TERM BOND FUND AND TAX-EXEMPT BOND FUND).

Money Market Fund
-----------------
A Fund which seeks primarily a high level of income through investments in short-term debt securities (CASH MANAGEMENT FUND).

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS



FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Manager or Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Manager or Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.



Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund< shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.



FUND INVESTMENT LIMITATIONS

LARGECAP STOCK INDEX FUND, PARTNERS EQUITY GROWTH FUND, PARTNERS LARGECAP BLEND FUND, PARTNERS LARGECAP VALUE FUND, PARTNERS MIDCAP GROWTH FUND AND PARTNERS SMALLCAP GROWTH FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Fund except to the extent that the Standard & Poor's 500 Index also is so concentrated.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
----------------------------

Each of these Funds has also adopted the following restrictions that are not fundamental policies and that may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (10% for the LargeCap Stock Index and Partners MidCap Growth Funds) of its total assets in securities of foreign issuers.

 5) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

 6) Invest in real estate limited partnership interests.

 7) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


BALANCED FUND, INTERNATIONAL EMERGING MARKETS FUND, INTERNATIONAL FUND, INTERNATIONAL SMALLCAP FUND, MIDCAP FUND, PARTNERS BLUE CHIP FUND, REAL ESTATE FUND, SMALLCAP FUND AND UTILITIES FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

 6) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that:
  a) the Utilities Fund may not invest less than 25% of its total assets in securities of companies in the public utilities industry;
  b) the Balanced Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, Partners Blue Chip Fund, and SmallCap Fund each may invest not more than 25% of the value of its total assets in a single industry, and
  c) the Real Estate Fund may not invest less than 25% of its total assets in securities of companies in the real estate industry.

 10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Fund also includes warrants not listed on the Toronto Stock Exchange. The 2% limitation for the International Emerging Markets Fund and International SmallCap Fund also includes warrants not listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 5) Invest in companies for the purpose of exercising control or management.

 6) Invest in arbitrage transactions.

 7) Invest in real estate limited partnership interests.

 8) Invest in mineral leases.

 9) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.


The Balanced Fund, MidCap Fund, Partners Blue Chip Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each such Fund may not invest more than 20% of its total assets in securities of foreign issuers.


The Real Estate Fund has adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not invest more than 25% of its total assets in securities of foreign issuers.


The Balanced Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, Partners Blue Chip Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each Fund may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and the Funds may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.


The Utilities Fund has also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.


The International SmallCap, MidCap, Real Estate, SmallCap and Utilities Funds have also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


CAPITAL VALUE FUND AND GROWTH FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


 2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 3) Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where if sold the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

 4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the Fund's total assets.

 5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

 6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin. The Fund will not issue or acquire put and call options.

 9) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

 10) Invest more than 20% of its total assets in securities of foreign issuers.

In addition:


 11) The Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) The Fund does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Fund's assets, less liabilities other than such borrowings, or b) 10% of the Fund's assets taken at cost at the time such borrowing is made. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval, each Fund may not:

 1) Invest in companies for the purpose of exercising control or management.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

 4) Invest in real estate limited partnership interests.

 5) Invest in interests in oil, gas, or other mineral exploration or development programs, but the Fund may purchase and sell securities of companies which invest or deal in such interests.

 6) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connect with a merger, consolidation or plan of reorganization.

 7) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

BOND FUND AND LIMITED TERM BOND FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

 6) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------

Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Fund's total assets would be invested in such securities.

 5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than 20% of its total assets in securities of foreign issuers.

 8) Invest in arbitrage transactions.

 9) Invest in real estate limited partnership interests.

 10) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Each of these has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


GOVERNMENT SECURITIES INCOME FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Government Securities Income Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities.


 2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Fund may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of obligations issued by the U.S. Government or its agencies or instrumentalities.

 3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

 4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 7) Invest in companies for the purpose of exercising control or management.

 8) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets.

 10) Enter into repurchase agreements maturing in more than seven days if, as a result, thereof, more than 10% of the Fund's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

 11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

 12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 3) Invest in real estate limited partnership interests.

 4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

The Fund has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


TAX-EXEMPT BOND FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Tax-Exempt Bond Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: a) purchasing any securities on a when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below.


 2) Purchase any securities other than Municipal Obligations and Taxable Investments as defined in the Prospectus and Statement of Additional Information.

 3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than:
  a) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.
  b) 15% of its total assets in securities that are not readily marketable and in repurchase agreements maturing in more than seven days.

 8) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 9) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

 10) Make short sales of securities.

 11) Purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

 12) Make loans, except that the Fund may purchase and hold debt obligations in accordance with its investment objective and policies, enter into repurchase agreements, and may lend its portfolio securities without limitation against collateral, consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 13) Borrow money, except for temporary or emergency purposes from banks in an amount not to exceed 5% of the value of the Fund's total assets at the time the loan is made.

 14) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings.

 15) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

The Fund has also adopted the fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.


Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restriction that is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to invest in real estate limited partnership interests.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed the sole issuer. If, in either case, the creating government or some other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of such government or other entity. However, that guarantee is not deemed a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the Fund's total assets.


The Fund may invest without limit in debt obligations of issuers located in the same state and in debt obligations that are repayable out of revenue sources generated from economically related projects or facilities. Sizable investments in such obligations could increase the risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, but it will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax.


CASH MANAGEMENT FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Cash Management Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").


 2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 4) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

 5) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the value of the Fund's total assets.

 6) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 7) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization.

 8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund will not effect a short sale of any security. The Fund will not issue or acquire put and call options, straddles or spreads or any combination thereof.

 10) Invest in companies for the purpose of exercising control or management.

 11) The Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of
  a) 5% of the value of the Fund's assets, or b) 10% of the value of the Fund's net assets taken at cost at the time such borrowing is made. The Fund will not issue senior securities except in connection with such borrowings. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

 13) Invest in time deposits maturing in more than seven days; time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Fund's total assets.

 14) Invest more than 10% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restriction that is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

 1) Invest in real estate limited partnership interests.


SECURITY SELECTION

LargeCap Stock Index
------------------------
Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners Blue Chip
------------------
Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("GSAM") selects securities that it believes are well-managed businesses that have the potential to achieve high or improving returns on capital and/or above-average sustainable growth. The GSAM quantitative model invests in companies with favorable momentum characteristics, sustainable earnings, and attractive profitability characteristics.

Partners Blue Chip
----------------------
Wellington Management Company, LLP ("Wellington Management") employs a two-fold investment approach that combines top-down sector analysis and bottom-up, fundamental security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months. In addition, Wellington Management attempts to identify long lasting broad themes based on demographic trends, technological changes and political and social developments in the U.S. and abroad. Security selection will consist of large-cap quality companies which exhibit one of the following characteristics: accelerating earnings growth; strong possibility of multiple expansion; or hidden/unappreciated value.

Partners Equity Growth
----------------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Partners Equity Growth, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

Partners MidCap Growth
--------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners SmallCap Growth
------------------------
UBS Global Asset Management (New York) Inc. ("UBS Global AM") seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

Selections of equity securities for the other Fundsare made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
.. Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If, adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% (10% for the Government Securities Income Fund and the Cash Management Fund) of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.



Foreign Securities
------------------
Each of the following Funds may invest in foreign securities to the indicated percentage of its assets:
.. 100% - International, International Emerging Markets and International
  SmallCap
.. 25% - Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap
  Value, Partners Small Cap Growth and Real Estate
.. 20% - Balanced, Bond, Capital Value, Growth, Limited Term Bond, MidCap,
  Partners Blue Chip, SmallCap and Utilities
.. 10% - LargeCap Stock Index and Partners MidCap Growth

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.


Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.


Unseasoned Issuers
------------------

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Spread Transactions, Options on Securities and Securities Indices, and Futures
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Contracts and Options on Futures Contracts
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The Funds (except Cash Management and Tax-Exempt Bond) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually (and the International Fund must) own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Options Transactions. An options position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Fund seeks to hedge against a decline in securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Partners Equity Growth Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the markets.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.



    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Manager or Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.



    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.


    None of the Funds will purchase or sell futures contracts or options thereon for non-bona fide hedging purposes if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).


    The Fund may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC deems appropriate for mutual funds excluded from the regulations governing commodity pool operators and to modify the Fund's exposure to various currency, equity, or fixed-income markets. The Funds (other than Partners Equity Growth) are not permitted to engage in speculative futures trading. Each Fund determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be in liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


    The Funds do not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent a Fund writes call options on specific securities in that portion of its portfolio, the value of those securities is deducted from the current market value of that portion of the securities portfolio. If this limitation is exceeded at any time, the Fund takes prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.



Forward Foreign Currency Exchange Contracts
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The International, International Emerging Markets, International SmallCap, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Value, Partners MidCap Growth, and Partners SmallCap Growth Funds may enter into forward foreign currency exchange contracts under various circumstances. The Funds (except Partners Equity Growth) will enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by a Fund are denominated or exposed. They do not enter into such forward contracts for speculative purposes. The Partners Equity Growth Fund may engage in speculative foreign exchange contracts to a limited percentage of its assets.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.



Repurchase and Reverse Repurchase Agreements
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The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager or Sub-Advisor.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Manager or Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.



High-Yield/High-Risk Bonds
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The Balanced, Bond, and Tax-Exempt Bond Funds each may invest a portion of its assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Balanced, Bond, Limited Term Bond and Tax-Exempt Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Manager or Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Manager or Sub-Advisor deems such securities to be the equivalent of investment grade bonds.


Mortgage- and Asset-Backed Securities
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The yield characteristics of the mortgage- and asset-backed securities in which the Balanced, Bond, Government Securities Income and Limited Term Bond Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Zero-coupon securities
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The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.


Securities Lending
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All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.


When-Issued and Delayed Delivery Securities
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Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also segregates Fund assets, which must be liquid and marked to the market daily, equal in value to the Fund's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Fund's custodian, by notation on the books of the Fund's custodian that the assets in question are "segregated", or by designation of the Fund's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.


Industry Concentrations
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Each of the Funds, except the Real Estate and Utilities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Fund may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is so concentrated. The Partners SmallCap Growth Fund uses the industry level of categorization of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

Money Market Instruments/Temporary Defensive Position
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The Cash Management Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. For this purpose, money market instruments include:

The types of money market instruments that the Funds may purchase are described below:



.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  Government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Manager or Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Manager or Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor further evaluates these securities.



Municipal Obligations
---------------------
The Tax-Exempt Bond Fund can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.


Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.


.. Municipal Bonds. Municipal Bonds may be either "general obligation" or
  "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

.. Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include
  "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

  . Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

  . Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

  . Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

  . Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

  . Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

  . Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

  . Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.


    A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Manager or Sub-Advisor monitors on an ongoing basis the pricing, quality and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Funds treat the maturity of each variable rate demand obligation as the longer of a) the notice period required before the Fund is entitled to payment of the principal amount through demand, or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


    The Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Funds.

  . Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and a Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

  . Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. Each Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.



    Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Funds to pay "exempt interest" dividends may be adversely affected. Each Fund would reevaluate its investment objective and policies and consider changes in its structure.



Taxable Investments of the Tax-Exempt Bond Fund
-----------------------------------------------
The Tax-Exempt Bond Fund may invest up to 20% of its assets in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper; and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the Fund may invest more than 20% of its total assets in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Other Investment Companies
--------------------------

Each of the Funds (except the Cash Management Fund) reserves the right to invest up to 10% of its total assets in the securities of all investment companies including exchange-traded funds such as SPDRs and iShares (as defined below) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, each Fund may invest in money market funds for which the Sub-Advisor or any of its affiliates serves as investment advisor. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which a Sub-Advisor or any of its affiliates acts as Sub-Advisor, the management and administration fees payable by the Fund to a Sub-Advisor or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Sub-Advisor.

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The UIT is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to, facilitating the handling of cash flows or trading or reducing transaction
costs.   The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500 Index. The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.



SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.


The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved with the purchase or sale of SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying the SPDRs purchase or sold by the Fund could result in losses on SPDRs.



PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees each of the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Directors, most of the Board members have no affiliation with the Funds or service providers. Each Director serves until a successor is duly qualified and elected.


MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Directors are shown below. Each person also has the same position with Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company ("Principal Life"). Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                                                         OVERSEEN        HELD
                        POSITION(S) HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)              BY            BY
NAME, ADDRESS AND AGE   FUND                      TIME SERVED            DURING PAST 5 YEARS             DIRECTOR      DIRECTOR
---------------------   ---------------------     -----------          -----------------------          ----------   -------------
James D. Davis          Director                  Since 1974    Attorney. Vice President, Deere and                      None
4940 Center Court       Member Audit and                        Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34
Pamela A. Ferguson      Director                  Since 1993    Professor of Mathematics, Grinnell          96           None
4112 River Oaks Drive   Member Audit and                        College since 1998. Prior thereto,
Des Moines, Iowa        Nominating Committee                    President, Grinnell College.
05/05/43
Richard W. Gilbert      Director                  Since 1985    President, Gilbert Communications,          96           None
5040 Arbor Lane, #302   Member Audit and                        Inc. since 1993. Prior thereto,
Northfield, Illinois    Nominating Committee                    President and Publisher, Pioneer
05/08/40                                                        Press.
William C. Kimball      Director                  Since 1999    Chairman and CEO, Medicap Pharmacies,       96           None
Regency West 8          Member Audit and                        Inc. since 1998. Prior thereto,
4350 Westown Parkway,   Nominating Committee                    President and CEO.
Suite 400
West Des Moines, Iowa
11/28/47
Barbara A. Lukavsky     Director                  Since 1987    President and CEO, Barbican                 96
13731 Bay Hill Court    Member Audit and                        Enterprises, Inc. since 1997.                            None
Clive, Iowa             Nominating Committee                    President and CEO, Lu San ELITE USA,
09/10/40                Member Executive                        L.C. 1985-1998.
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of current or former affiliation with the Manager or
-------------------------------------------------------------------------
Principal Life.
---------------

John E. Aschenbrenner  Director                Since 1998   Executive Vice           99
08/16/49                                                    President, Principal
                                                            Life Insurance
                                                            Company since 2000;
                                                            Senior Vice
                                                            President, 1996-2000;
                                                            Vice President -
                                                            Individual Markets                  None
                                                            1990-1996. Director,
                                                            Principal Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor").
Ralph C. Eucher        Director and President  Since 1999   Senior Vice              99
06/14/52               Member Executive                     President, Principal
                       Committee                            Life Insurance
                                                            Company since 2002.
                                                            Vice President,
                                                            1999-2002. Director
                                                            and President,
                                                            Princor and Principal
                                                            Management
                                                            Corporation since                   None
                                                            1999. Prior thereto,
                                                            Second Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company.
Larry D. Zimpleman     Director                Since 2001   Executive Vice           99
09/07/51               Chairman of the Board                President, Principal
                       Member Executive                     Life since 2001.
                       Committee                            Senior Vice
                                                            President,1999-2001.
                                                            Vice                                None
                                                            President,1998-1999.
                                                            Prior thereto, Vice
                                                            President-Pension.



The Audit and Nominating Committee considers management's recommendation of independent auditors for each Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Funds. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Funds for election to the Board.



The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1984   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.
Michael J. Beer      Executive Vice          Since 1991   Executive Vice
01/09/61             President                            President and Chief
                     Principal Accounting                 Operating Officer,
                     Officer                              Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.
Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader
                                                          Principal Financial
                                                          Group.
Arthur S. Filean     Senior Vice President   Since 1976   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.
Ernest H. Gillum     Vice President          Since 1991   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.
Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.
Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal Life
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company.
Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.
Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997. Counsel,
                                                          Principal Capital
                                                          Income Investors, LLC.
Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.
Michael D. Roughton  Counsel                 Since 1990   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Invista Capital
                                                          Management, LLC,
                                                          Princor and Principal
                                                          Management Corporation.
Jean B. Schustek     Assistant Vice          Since 2000   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.





The Directors also serve as Directors for each of the 24 investment companies (with a total of 97 portfolios as of December 31, 2002) sponsored by Principal Life. Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2002, each director who is not an "interested person" received $70,500 from the fund complex.



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 2002, the Officers and Directors of the Funds as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.


The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2002, none of the Directors own any shares of the Principal Investors Fund, Inc. or shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life).


                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced                            B            C            B            A             C
Bond                                B            C            C            A             E
Capital Value                       C            C            C            A             B
Cash Management                     C            B            C            A             D
Government Securities Income        B            C            B            A             A
Growth                              C            C            D            A             A
International                       B            C            C            A             E
International Emerging Markets      B            C            A            B             A
International SmallCap              C            C            A            B             A
LargeCap Stock Index                A            C            A            A             A
Limited Term Bond                   A            C            A            A             E
MidCap                              C            C            D            B             E
Partners Blue Chip                  D            C            B            A             E
Partners Equity Growth              A            C            A            B             B
Partners LargeCap Blend             A            A            A            A             A
Partners LargeCap Value             A            A            A            A             A
Partners MidCap Growth              A            C            A            A             A
Partners SmallCap Growth            A            A            A            A             A
Real Estate                         A            C            A            A             A
SmallCap                            A            C            A            B             D
Tax-Exempt Bond                     B            C            C            A             C
Utilities                           D            C            B            A             E
  TOTAL FUND COMPLEX                E            E            E            C             E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.              RALPH C.               LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER            EUCHER               ZIMPLEMAN*
 ---------------------      -------------            ------               ----------
Balanced                          B                     A                     A
Bond                              A                     A                     A
Capital Value                     C                     A                     A
Cash Management                   B                     B                     A
Government Securities
Income                            A                     C                     A
Growth                            C                     C                     A
International                     C                     B                     A
International Emerging
Markets                           A                     A                     A
International SmallCap            C                     A                     A
LargeCap Stock Index              A                     A                     A
Limited Term Bond                 B                     A                     A
MidCap                            C                     C                     A
Partners Blue Chip                C                     A                     A
Partners Equity Growth            C                     C                     A
Partners LargeCap
Blend                             A                     D                     A
Partners LargeCap
Value                             A                     C                     A
Partners MidCap Growth            B                     A                     A
Partners SmallCap
Growth                            A                     A                     A
Real Estate                       C                     A                     A
SmallCap                          A                     A                     A
Tax-Exempt Bond                   A                     A                     A
Utilities                         B                     A                     A
  TOTAL FUND COMPLEX              E                     E                     A
                                                                    * elected to the Board
                                                                              on
                                                                      December 11, 2001
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

As of February 7, 2003, Principal Life, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund.

                                           % OF OUTSTANDING
         FUND                                SHARES OWNED
         ----                              ----------------
         Balanced                                0.00%
         Bond                                    0.00%
         Capital Value                          31.28%
         Cash Management                         2.90%
         Government Securities Income            0.00%
         Growth                                  0.46%
         International Emerging Markets         29.25%
         International                          24.55%
         International SmallCap                  4.39%
         LargeCap Stock Index                    3.21%
         Limited Term Bond                       2.93%
         MidCap                                  0.00%
         Partners Blue Chip                      0.00%
         Partners Equity Growth                  0.00%
         Partners LargeCap Blend                13.58%
         Partners LargeCap Value                14.19%
         Partners MidCap Growth                  8.20%
         Partners SmallCap Growth               27.61%
         Real Estate                            25.75%
         SmallCap                                0.00%
         Tax-Exempt Bond                         0.00%
         Utilities                               0.00%



As of February 7, 2003, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

                                                                  PERCENTAGE
 NAME                                  ADDRESS                   OF OWNERSHIP
 ----                                  -------                   ------------
 PRINCIPAL CASH MANAGEMENT FUND,
 INC.
 CLASS A
 Delaware Charter Guarantee & Trust    P.O. Box 8738
 Co.                                   Wilmington, DE
 Attn: Eric Saul                       19899-8738                    10.4
 PRINCIPAL TAX-EXEMPT BOND FUND,
 INC.
 CLASS B
 Allan S. Noddle                       1306 S 157th Plaza Apt
                                       110
                                       Omaha, NE 68130                8.5

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS

The Manager of each of the Funds is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Blend
Sub-Advisor: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.


Funds:   Partners Blue Chip

Sub-Advisor: The Investment Management Division ("IMD") of Goldman Sachs, which includes GSAM as a business unit, had $329.6 billion in total assets under management as of December 31, 2002 (excludes seed capital and assets under supervision). GSAM reported $309.2 billion in total assets under management and/or distribution as of December 31,2002 (including Goldmans Sachs seed capital, excluding assets under distribution). GSAM's principal office is located at 32 Old Slip, New York, NY 10005.

Funds: Balanced, Capital Value, Government Securities Income, Growth, International, International
         Emerging Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond, MidCap, SmallCap, and Utilities Funds
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:   Partners Equity Growth
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Partners Equity Growth) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

Funds:   Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.


Funds:   Partners SmallCap Growth

Sub-Advisor: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.


Funds:   Partners Blue Chip

Sub-Advisor: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2002, Wellington Management managed approximately $302.9 billion in assets.

Each of the persons affiliated with the Funds who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                    OFFICE HELD WITH EACH FUND                       OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                    --------------------------                       --------------------------------------
 John E. Aschenbrenner   Director                                         Director (Manager)
 Craig L. Bassett        Treasurer                                        Treasurer (Manager)
 Michael J. Beer         Executive Vice President and Principal           Executive Vice President and Chief Operating Officer
                             Accounting Officer                            (Manager)
 Ralph C. Eucher         Director and President                           Director and President (Manager)
 Arthur S. Filean        Senior Vice President and Secretary              Senior Vice President (Manager)
 Ernest H. Gillum        Vice President and Assistant Secretary           Vice President (Manager)
 Layne A. Rasmussen      Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton     Counsel                                          Counsel (Manager; Principal)
                         Assistant Vice President and Assistant
 Jean B. Schustek        Secretary                                        Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman      Director and Chairman of the Board               Director and Chairman of the Board (Manager)



CODES OF ETHICS

The Funds, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Funds) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Funds, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.


MANAGEMENT SERVICES
Management Agreement
--------------------
For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 FUND                    $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 ----                   -------------  ------------  ------------  ------------   ----------
 Capital Value, Growth
 and
 Partners Blue Chip         0.60%         0.55%         0.50%         0.45%         0.40%
 Partners Equity
 Growth, Partners
 LargeCap Blend and
 Partners LargeCap
 Value                      0.75          0.70          0.65          0.60          0.55
 International              0.85          0.80          0.75          0.70          0.65
 Partners SmallCap
 Growth                     0.90          0.85          0.80          0.75          0.70



                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   $400 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Balanced and
 Utilities                  0.60%         0.55%         0.50%         0.45%          0.40%
 International
 Emerging Markets           1.25          1.20          1.15          1.10           1.05
 International
 SmallCap                   1.20          1.15          1.10          1.05           1.00
 MidCap                     0.65          0.60          0.55          0.50           0.45
 Real Estate                0.90          0.85          0.80          0.75           0.70
 SmallCap                   0.85          0.80          0.75          0.70           0.65
 All Other Funds            0.50          0.45          0.40          0.35           0.30

 FUND                   OVERALL FEE
 ----                   -----------
 LargeCap Stock Index      0.35%
 Partners LargeCap
 Growth                    0.90
 Partners MidCap
 Growth                    0.90





There is no assurance that the net assets of any Fund will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Fund and the rate of the fee for each Fund for investment management services as provided in the Management Agreement were as follows:

                                                          MANAGEMENT FEE
                                  NET ASSETS AS OF   FOR FISCAL PERIODS ENDED
 FUND                             OCTOBER 31, 2002       OCTOBER 31, 2002
 ----                             ----------------       ----------------
 Balanced 71
                                    $ 92,140,683               0.56%
 Bond                                220,912,763               0.47
 Capital Value                       360,250,736               0.58
 Cash Management                     406,101,446               0.41
 Government Securities Income        363,345,217               0.44
 Growth                              291,717,674               0.59
 International Emerging Markets       23,270,062               1.25*
 International                       226,552,664               0.85
 International SmallCap               34,357,304               1.20
 LargeCap Stock Index                 39,221,665               0.35*
 Limited Term Bond                    88,106,325               0.50
 MidCap                              383,948,155               0.57
 Partners Blue Chip                  132,184,684               0.60
 Partners Equity Growth               50,390,275               0.75*
 Partners LargeCap Blend              25,333,201               0.75*
 Partners LargeCap Value              29,116,296               0.75*
 Partners MidCap Growth               16,904,850               0.90*
 Partners SmallCap Growth              6,478,041               0.90*
 Real Estate                          38,180,128               0.90
 SmallCap                             71,958,056               0.85
 Tax-Exempt Bond                     196,948,410               0.46
 Utilities                            67,863,044               0.60
 *  Before Waiver




For the periods ended October 31, the Manager paid a portion of the operating expenses of the following Funds:

 FUND                                2002          2001           2000
 ----                                ----          ----           ----
 Balanced                            2,808
 Bond                                2,413
 Capital Value                       2,490
 Cash Management                     6,979         6,871
 Government Securities Income          812
 Growth                              3,483
 International Emerging Markets     77,424        57,001          32,052
 International                       4,340
 International SmallCap              2,220
 LargeCap Stock Index              157,518       183,449         102,566
 Limited Term Bond                   2,117                        89,274
 MidCap                              4,318
 Partners Blue Chip                  3,984                      $354,721
 Partners Equity Growth              4,975                       195,854
 Partners LargeCap Blend            14,866        21,327
 Partners LargeCap Value             7,821         9,235
 Partners MidCap Growth            109,810       148,933          54,171
 Partners SmallCap Growth           78,312        49,640
 Real Estate                         2,028                        39,036
 SmallCap                            2,074                        24,978
 Tax-Exempt Bond                     3,915
 Utilities                           2,248

The Manager pays for office space, facilities and simple business equipment and the costs of keeping the books of the Fund. The Manager also compensates all personnel who are officers and directors, if such officers and directors are also affiliated with the Manager.


Each Fund pays all its other corporate expenses incurred in the operation of the Fund and the continuous public offering of its shares, but not selling expenses. Among other expenses, the Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of stock issue and transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, and costs of shareholder meetings. The Manager pays most of these expenses in the first instance, and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager also is responsible for the performance of certain of the functions described above, such as transfer and dividend disbursement and administration of shareholder accounts, the cost of which the Manager is reimbursed by the Fund.


Fees paid for investment management services during the periods indicated were as follows:

                              MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31,
 FUND                             2002           2001              2000
 ----                             ----           ----              ----
 Balanced                      $  647,982     $  749,308        $  855,652
 Bond                             930,981        842,753           835,909
 Capital Value                  2,500,566      2,856,379         2,983,060
 Cash Management                1,805,341      1,777,522         1,665,123
 Government Securities
 Income                         1,412,121      1,244,458         1,198,832
 Growth                         2,096,470      2,881,203         3,650,139
 International Emerging
 Markets                          330,610        327,219           415,666
 International                  2,249,755      2,885,632         3,582,992
 International SmallCap           506,946        599,154           774,570
 LargeCap Stock Index             145,074        130,043           35,262/(1//)/
 Limited Term Bond                341,185        204,517           161,804
 MidCap                         2,445,932      2,573,181         2,570,995
 Partners Blue Chip             1,018,400      1,379,123         1,643,618
 Partners Equity Growth           454,609        527,863           393,898
 Partners LargeCap Blend          145,119        48,488/(2//)/
 Partners LargeCap Value          174,227        50,583/(2//)/
 Partners MidCap Growth           176,395        174,986           65,684/(1//)/
 Partners SmallCap Growth          65,332        43,266/(2//)/
 Real Estate                      300,692        208,241           136,629
 SmallCap                         784,373        837,823           844,608
 Tax-Exempt Bond                  848,485        824,649           866,854
 Utilities                        493,945        723,616           731,817




 /(1//) /Period from February 24, 2000 (date operations commenced) through
  October 31, 2000.
 /(2//) /Period from December 22, 2000 (date shares first offered) through
  October 31, 2001.

The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 Capital Value
 International
 International Emerging Markets                          2.75         3.50
 LargeCap Stock Index                                    0.90         1.25
 Partners Equity Growth                                  1.75         2.50
 Partners LargeCap Blend                                 1.75         2.50
 Partners LargeCap Value                                 1.75         2.50
 Partners MidCap Growth                                  1.95         2.70
 Partners SmallCap Growth                                1.95         2.70



The expense limits in place through the period ended February 28, 2003 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 International Emerging Markets                          2.50         3.25
 LargeCap Stock Index                                    0.90         1.25
 Partners LargeCap Blend                                 1.95         2.70
 Partners LargeCap Value                                 1.95         2.70
 Partners MidCap Growth                                  1.95         2.70
 Partners SmallCap Growth                                1.95         2.70

:


Costs reimbursed to the Manager during the periods indicated for providing other services pursuant to the Management Agreement were as follows:

                                 REIMBURSEMENT BY FUND OF CERTAIN COSTS FOR
                                          PERIODS ENDED OCTOBER 31,
 FUND                               2002          2001             2000
 ----                               ----          ----             ----
 Balanced                        $  571,224    $  600,688       $  648,257
 Bond                               589,619       492,092          506,782
 Capital Value                    1,138,775     1,188,701        1,258,197
 Cash Management                  1,167,557       984,261          876,798
 Government Securities Income       698,362       533,658          477,902
 Growth                           1,968,285     2,343,489        2,097,788
 International Emerging
 Markets                            189,958       206,759          214,860
 International                    1,110,866     1,194,185        1,100,481
 International SmallCap             364,287       457,773          426,364
 LargeCap Stock Index               245,355       276,355          86,519/(1//)/
 Limited Term Bond                  152,809       112,073          129,485
 MidCap                           1,801,131     1,660,621        1,590,918
 Partners Blue Chip               1,123,685     1,446,495        1,375,116
 Partners Equity Growth             520,396       532,685          445,480
 Partners LargeCap Blend            131,384       59,330/(2//)/
 Partners LargeCap Value            162,160       54,646/(2//)/
 Partners MidCap Growth             193,183       210,425          83,149/(1//)/
 Partners SmallCap Growth            85,601       56,185/(2//)/
 Real Estate                        163,852       142,057          100,762
 SmallCap                           687,612       710,925          570,085
 Tax-Exempt Bond                    124,021       120,162          169,961
 Utilities                          467,538       525,931          431,218




 /(1//) /Period from February 24, 2000 (date operations commenced) through
  October 31, 2000.
 /(2//) /Period from December 22, 2000 (date shares first offered) through
  October 31, 2001.

Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                     NET ASSET VALUE OF FUND
                                                   FIRST                NEXT               OVER
 FUND                                           $500 MILLION        $1.0 BILLION       $1.5 BILLION
 ----                                           ------------        ------------       ------------
 Partners Blue Chip (GSAM)                   0.15%                0.12%              0.10%
                                                   FIRST                OVER
 FUND                                           $500 MILLION        $500 MILLION
 ----                                          -------------        ------------
 Partners Blue Chip (Wellington Management)                0.25%              0.20%



                            FIRST          NEXT          OVER
 FUND                    $200 MILLION  $100 MILLION  $300 MILLION
 ----                   -------------  ------------  ------------
 Partners Equity
 Growth                     0.30%         0.25%         0.20%



                           FIRST          NEXT          NEXT          OVER
 FUND                    $75 MILLION  $200 MILLION  $250 MILLION  $525 MILLION
 ----                   ------------  ------------  ------------  ------------
 Partners LargeCap
 Blend                     0.35%         0.25%         0.20%         0.15%



                            FIRST          NEXT
 FUND                    $100 MILLION  $100 MILLION  THEREAFTER
 ----                   -------------  ------------  ----------
 Partners SmallCap
 Blend                      0.50%         0.45%        0.40%



                                 FIRST                    NEXT
 FUND                          $50 MILLION            $250 MILLION            THEREAFTER
 ----                         ------------            ------------            ----------
 Partners SmallCap
 Growth                          0.60%                   0.55%                  0.45%
  In calculating the fee, other asset pools UBS Global AM managed for the Principal Financial Group that have the same investment objective as the Partners SmallCap Growth Fund are aggregated to determine the average net asset amount to which the fee applies.



                                       OVERALL FEE
                                       -----------
 Balanced (equity
 securities portion)                     0.0860%
 Balanced (fixed-income
 portion)                                0.1000
 Capital Value                           0.1000
 Government Securities
 Income                                  0.1000
 Growth                                  0.0700
 International                           0.1100
 International Emerging
 Markets                                 0.5000
 International SmallCap                  0.5000
 LargeCap Stock Index                    0.0150
 Limited Term Bond                       0.1000
 MidCap                                  0.1000
 Partners Blue Chip                      0.0700
 Partners MidCap Growth                  0.5000
 SmallCap                                0.2500
 Utilities                               0.0700



                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%



Fees paid to each Sub-Advisor for the periods indicated were as follows:

                              SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31,
 FUND                              2002             2001             2000
 ----                              ----             ----             ----
 Balanced                        $ 97,469         $115,460         $220,901
 Capital Value                    416,669          356,672          425,846
 Government Securities            294,061          163,270          157,874
 Growth                           254,687          367,790          520,202
 International Emerging
 Markets                          137,419          162,939          179,839
 International                    298,657          381,504          445,381
 International SmallCap           221,293          297,863          317,681
 LargeCap Stock Index               7,086           11,564            5,261
 Limited Term Bond                 66,647           53,462           97,132
 MidCap                           434,173          426,923          343,095
 Partners Blue Chip               121,332          168,487          231,184
 Partners Equity Growth           181,744          211,106          157,521
 Partners LargeCap Blend           67,838           22,737
 Parners LargeCap Value           124,898           34,995
 Partners MidCap Growth            97,988           96,832           47,515
 Partners SmallCap Growth          36,832           24,120
 SmallCap                         233,161          260,124          382,997
 Utilities                         58,924           96,019          135,951

As principal underwriter, Princor received underwriting fees from the sale of shares for the periods indicated as follows:

                            UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,

 FUND                           2002           2001               2000
 ----                           ----           ----               ----
 Balanced                    $  213,407     $  280,795         $  430,503
 Bond                           538,131        444,544            431,471
 Capital Value                  440,474        619,689            964,418
 Cash Management                      0         89,121             87,483
 Government Securities
 Income                       1,198,668        832,936            515,941
 Growth                         779,817      1,377,495          2,040,857
 International Emerging
 Markets                         73,397         87,723            176,146
 International                  394,684        658,225            868,650
 International SmallCap         172,259        316,916            393,372
 LargeCap Stock Index            64,272         52,091            32,699/(1//)/
 Limited Term Bond              199,389         82,265             52,675
 MidCap                         921,841      1,063,903          1,320,865
 Partners Blue Chip             368,797        675,974          1,243,607
 Partners Equity Growth         314,176        449,470            682,689
 Partners LargeCap Blend        272,873       118,647/(2//)/
 Partners LargeCap Value        322,967       103,380/(2//)/
 Partners MidCap Growth         149,544        232,843           173,754/(1//)/
 Partners SmallCap Growth        94,738        69,204/(2//)/
 Real Estate                    177,326         74,681             53,623
 SmallCap                       351,980        427,608            600,880
 Tax-Exempt Bond                331,086        259,089            268,376
 Utilities                      173,527        367,170            359,990




 /(1//) /Period from February 24, 2000 (date operations commenced) through
  October 31, 2000.
 /(2//) /Period from December 22, 2000 (date shares first offered) through
  October 31, 2001.


Custodian
---------
The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286, is the custodian of the portfolio securities and cash assets of the Domestic Growth-Oriented, Income-Oriented and Money Market Funds. The custodian for the International Growth-Oriented Funds is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodians perform no managerial or policymaking functions for the Funds.

Adoption of Agreements
----------------------
Each Fund has entered into certain agreements that provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Manager, Principal Life Insurance Company or its subsidiaries or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time on 60 days written notice to the Manager or applicable Sub-Advisor either by vote of the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, the respective sub-advisor, if any, or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.

Shareholders approved the Management Agreement as follows: Growth - November 9, 1999; LargeCap Stock Index - February 25, 2000; MidCap - December 10, 1999; Partners Equity Growth - November 1, 1999; Partners LargeCap Blend - December 22, 2000; Partners LargeCap Value - December 22, 2000; Partners MidCap Growth - February 25, 2000 and Partners SmallCap Growth - December 22, 2000. The Management Agreement for the other Funds was last approved by shareholders of the applicable Fund on November 2, 1999.


Shareholders approved the Sub-Advisory Agreement for the Partners Blue Chip Fund on November 20, 2002.


The Management Agreement, Investment Service Agreement, if any, and Sub-Advisory Agreement, if any, for each Fund were last approved by the Board of Directors for that Fund on September 9, 2002. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at cost, Fund corporate accounting and general administration services provided at cost by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance, investment strategy and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.



BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information obtained may not be useful to the Manager or Sub-Advisor in managing the client account, brokerage for which resulted in the receipt of the statistical data and research information by the Manager or Sub-Advisor. However, in the opinion of the Manager or Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Manager or Sub-Advisor. The Manager or Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.



                                     COMMISSIONS
   FUND                              ---PAID----
   ----                                 ----
   Balanced                           $ 60,415
   Capital Value                       693,614
   Growth                              158,589
   International Emerging Markets       18,421
   International                       193,041
   International SmallCap                6,189
   MidCap                              247,467
   Partners Blue Chip                   59,085
   Partners Equity Growth                4,285
   Partners LargeCap Blend               2,321
   Partners MidCap Growth                2,456
   Partners SmallCap Growth              6,711
   Real Estate                           9,519
   SmallCap                             69,581
   Utilities                            14,210




Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Manager or Sub-Advisor may also allocate orders on behalf of a Fund to broker-dealers affiliated with the Manager or Sub-Advisor. The Manager or Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of each Fund will receive quarterly reports on these transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.


                                      TOTAL BROKERAGE COMMISSIONS PAID
                                        FOR PERIODS ENDED OCTOBER 31
                                        ----------------------------
 FUND                                2002         2001            2000
 ----                                ----         ----            ----
 Balanced                         $  195,272   $  120,853      $  104,569
 Capital Value                     1,792,428    1,434,858       1,257,956
 Growth                              308,446      321,619       1,092,755
 International Emerging Markets      318,555      200,027         268,712
 International                       973,628    1,402,037       2,175,088
 International SmallCap              178,158      418,584       1,096,864
 LargeCap Stock Index                 10,106       16,653         16,358/(2)/
 MidCap                              910,485      545,300         928,187
 Partners Blue Chip                  337,975      345,625         354,883
 Partners Equity Growth              229,237      119,386         96,059/(3)/
 Partners LargeCap Blend              34,193      12,626/(4)/
 Partners LargeCap Value              47,742      28,297/(4)/
 Partners MidCap Growth              118,070      168,336          8,531/(2)/
 Partners SmallCap Growth             90,539       9,322/(4)/
 Real Estate                         101,804       71,887          55,694
 SmallCap                            781,537      290,269         293,480
 Utilities                           214,042      199,946         296,480

 /(1) /Period from April 26, 2000 (date operations commenced) through October
  31, 2000.
 /(2) /Period from February 24, 2000 (date operations commenced) through October
  31, 2000.
 /(3) /Period from October 28, 1999 (date operations commenced) through October
  31, 2000.
 /(4) /Period from December 22, 2000 (date shares first offered) through October
  31, 2001.

Certain broker-dealers are considered to be affiliates of the Funds. Goldman Sachs Asset Management and Soundview Technology Group Inc are affiliates of Goldman Sachs & Co., J.P.Morgan Investment Management Inc., an affiliate of J.P.Morgan Securities and Neuberger Berman Management, Inc. an affiliate of Neuberger Berman LLC, each act as a sub-advisor for an account of Principal Variable Contracts Fund, Inc.


Morgan Stanley DW, Inc. is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, two portfolios in the Principal Investors Fund, Inc. and the Partners Equity Growth Fund.



Autranet, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises an account of the Principal Variable Contracts Fund, a portfolio in the Principal Investors Fund, Inc. and the Partners LargeCap Value Fund.


DST Securities, Inc. is an affiliate of Janus Capital Corporation which act as sub-advisor to one account of the Principal Variable Contracts Fund.



Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                      COMMISSIONS PAID TO AUTRANET, INC.
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Partners MidCap
 Growth
 2001                        520              0.31                     0.43




                                     COMMISSIONS PAID TO CHASE SECURITIES
                                     ------------------------------------
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Partners Equity
 Growth
 2002                        108              0.05                     0.06




                                   COMMISSIONS PAID TO DST SECURITIES, INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners SmallCap
 Growth
 2001                         7               0.08                     0.07

                                    COMMISSIONS PAID TO GOLDMAN SACHS CO.
                                    -------------------------------------
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Balanced
 2002                        7,008            3.59                      2.86
 2001                        8,411            6.96                      6.21
 2000                        1,750            1.67                      1.15
 1999                        1,725            3.39                      1.94
 Capital Value
 2002                      103,002            5.75                      5.32
 2001                       61,040            4.25                      4.15
 2000                       59,187            4.71                      5.22
 1999                       87,440           12.58                     10.41
 Growth
 2002                        4,914            1.59                      1.70
 2001                        4,195            1.30                      2.02
 2000                       31,425            2.88                      4.04
 International
 Emerging Markets
 2002                        6,421            2.02                      2.30
 2001                        8,689            4.34                      4.93
 2000                        3,629            1.35                      2.02
 International
 2002                       54,173            5.56                      5.51
 2001                      132,230            9.43                      9.19
 2000                      140,889            6.48                      6.47
 International
 SmallCap
 2002                        4,398            2.47                      2.61
 2001                        4,760            1.14                      1.28
 2000                       24,468            2.23                      2.48
 LargeCap Stock Index
 2001                           15            0.09                      0.02
 MidCap
 2002                       57,785            6.35                      5.90
 2001                       53,075            9.73                      8.04
 2000                       34,220            3.69                      2.78
 Partners Blue Chip
 2002                        3,078            0.91                      0.72
 2001                       14,982            4.33                      5.08
 2000                       29,860            8.41                      9.40
 1999                        7,735            5.16                      5.25
 Partners Equity
 Growth
 2002                       19,789            8.63                      7.41
 2001                        9,761            8.18                      8.08
 2000                        8,090            8.42                      6.20
 Partners LargeCap
 Blend
 2002                        2,674            7.82                      3.79
 2001                          239            1.90                      0.86
 Partners MidCap
 Growth
 2002                        4,352            3.69                      2.11
 2001                        5,537            3.29                      3.39
 2000                          351            4.11                      3.67
 Partners SmallCap
 Growth
 2002                        2,956            3.26                      3.03
 2001                          143            1.54                      1.24
 Real Estate
 2002                        3,708            3.64                      2.24
 2000                        1,060            1.90                      1.97
 SmallCap
 2002                       23,143            2.96                      2.34
 2001                       13,574            4.68                      5.41
 2000                        9,145            3.12                      2.81
 Utilities
 2002                       10,265            4.80                      2.67
 2001                        7,671            3.84                      3.74
 2000                       24,455            8.25                      5.25

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Balanced
 2002                        4,870            2.49                      2.45
 2001                        4,504            3.73                      3.53
 2000                        3,554            3.40                      3.71
 1999                        6,841           13.45                     15.18
 Capital Value
 2002                       69,667            3.89                      3.77
 2001                        3,622            0.25                      0.34
 2000                      109,638            8.72                      9.32
 1999                        9,470            1.36                      1.83
 Growth
 2002                        3,221            1.04                      1.17
 2001                        3,835            1.19                      1.24
 2000                       31,186            2.85                      3.11
 1999                       23,170            5.28                      5.47
 International
 Emerging Markets
 2002                       39,655           12.45                      9.53
 2001                       17,229            8.61                      8.24
 2000                       11,278            4.20                      5.96
 1999                        4,492            3.57                      4.82
 International
 2002                       30,805            3.16                      2.27
 2001                       70,680            5.04                      4.69
 2000                       60,333            2.77                      2.69
 1999                       13,911            1.16                      1.22
 International
 SmallCap
 2002                        2,815            1.58                      0.97
 2001                        3,256            0.78                      0.54
 2000                        2,417            0.22                      0.24
 MidCap
 2002                       40,785            4.48                      4.08
 2001                        8,179            1.50                      1.39
 2000                       48,895            5.27                      3.65
 1999                       10,715            2.07                      1.87
 Partners Blue Chip
 2002                        3,957            1.17                      0.72
 2001                        7,228            2.09                      1.40
 2000                        8,160            2.30                      2.80
 1999                        8,485            5.66                      5.82
 Partners Equity
 Growth
 2002                        7,943            3.46                      3.00
 2001                        5,235            4.38                      3.64
 2000                        4,345            4.52                      2.96
 Partners LargeCap
 Blend
 2002                        1,505            4.40                      2.52
 2001                          336            2.66                      0.93
 Partners MidCap
 Growth
 2002                        4,423            3.75                      2.32
 2001                        5,831            3.20                      2.94
 2000                          128            1.50                      1.48
 Partners SmallCap
 Growth
 2002                        4,230            4.67                      3.33
 2001                           64            0.69                      0.71
 Real Estate Fund
 2002                        4,210            4.14                      2.19
 2001                        5,285            7.35                      6.08
 2000                          799            1.44                      1.26
 1999                        8,845           24.14                     23.03
 SmallCap Fund
 2002                       17,068            2.18                      1.40
 2001                        3,821            1.32                      1.54
 2000                        4,775            1.63                      1.34
 1999                        3,065            1.99                      2.68
 Utilities Fund
 2002                        3,286            1.54                      1.31
 2001                        6,096            3.05                      3.12
 2000                        7,285            2.46                      3.42
 1999                        3,935            4.14                      4.98

                                    COMMISSIONS PAID TO J.P. MORGAN/CHASE
                                    -------------------------------------
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Partners Equity
 Growth
 2002                        54               0.02                     0.05

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Balanced
 2002                       55,141           28.24                     30.13
 2001                        5,039            4.17                      4.23
 2000                        4,385            4.19                      4.19
 1999                        2,300            4.52                      4.33
 Partners Blue Chip
 2002                       30,599            9.05                      9.43
 2001                       14,705            4.25                      4.25
 2000                       31,036            8.75                      7.97
 1999                       13,950            9.30                     11.72
 Capital Value
 2002                      119,251            6.65                      6.52
 2001                       20,056            1.40                      1.60
 2000                       50,528            4.02                      4.41
 1999                       12,575            1.81                      2.48
 Growth
 2002                       12,513            4.06                      3.41
 2001                        3,065            0.95                      2.03
 2000                       20,658            1.89                      1.90
 1999                       12,338            2.81                      3.90
 International
 Emerging Markets
 2002                       43,482           13.65                     15.50
 2001                        1,439            0.72                      0.89
 2000                        6,587            2.45                      3.52
 1999                        2,570            2.04                      2.76
 International
 2002                       95,617            9.82                      9.60
 2001                        3,213            0.23                      0.36
 2000                      190,736            8.77                     10.48
 1999                      128,900           10.73                     11.76
 International
 SmallCap
 2002                        4,210            2.36                      2.48
 2001                          785            0.15                      0.23
 2000                       28,073            2.56                      3.57
 1999                       18,755            6.12                      8.26
 LargeCap Stock Index
 2001                           55            0.33                      0.07
 MidCap
 2002                       39,523            4.34                      8.55
 2001                       19,511            3.58                      3.58
 2000                       40,914            4.41                      3.96
 1999                       21,551            4.17                      5.00
 Partners Equity
 Growth
 2002                        5,519            2.41                      3.24
 2001                        1,738            1.46                      1.75
 2000                        8,365            8.71                      9.67
 Partners LargeCap
 Blend
 2002                        1,772            5.18                      4.59
 2001                        1,663           16.83                     11.57
 2000                       24,455            8.25                      5.25
 Partners LargeCap
 Growth
 2001                          785            4.41                      3.16
 2000                          280            2.97                      1.53
 Partners MidCap
 Growth
 2002                        3,132            2.65                      2.10
 2001                       14,102            8.38                      7.45
 2000                          127            1.49                      1.49
 Partners SmallCap
 Growth
 2002                        2,739            3.03                      2.70
 2001                          282            3.03                      3.05
 Real Estate
 2002                        6,715            6.60                      4.24
 2001                        4.870            6.77                      7.46
 2000                        3,255            5.84                      6.34
 1999                        1,600            4.37                      4.10
 SmallCap
 2002                      188,377           24.10                     30.32
 2001                        7,322            2.52                      2.35
 2000                        4,000            1.36                      1.50
 1999                          795            0.52                      0.81
 Utilities
 2002                        5,720            2.67                      1.58
 2001                        7,100            3.55                      3.73
 2000                       22,038            7.43                      6.22
 1999                          340            0.36                      0.49

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Partners Equity
 Growth
 2002                        950              0.41                     0.60
 2000                        365              0.38                     0.29

                                   COMMISSIONS PAID TO ROBERT FLEMMING INC.
                                   ----------------------------------------
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Balanced
 2001                         255             0.21                     0.07
 International
 Emerging Markets
 2001                      18,141             9.07                     7.11
 International
 2001                      26,297             1.88                     1.15
 International
 SmallCap
 2001                       6,822             1.63                     1.23




                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Balanced
 2002                       8,883              4.55                     5.30
 2001                      28,556             23.63                    25.50
 Capital Value
 2002                      54,883              3.06                     2.47
 2001                       5,355              0.37                     0.40
 Growth
 2002                       3,745              1.21                     1.64
 2001                      19,890              6.18                     7.47
 International
 Emerging Markets
 2002                         195              0.06                     0.07
 2001                         195              0.10                     0.11
 International
 2002                       7,974              0.82                     0.89
 MidCap
 2002                      47,856              5.26                     6.19
 2001                      20,791              3.81                     4.34
 Partners Blue Chip
 2002                          46              0.01                     0.00
 2001                      21,907              6.34                     8.27
 Partners Equity
 Growth
 2002                       6,403              2.79                     2.97
 2001                       4,444              3.72                     4.00
 Partners LargeCap
 Blend
 2002                          20              0.06                     0.04
 2001                         105              0.83                     0.25
 Partners LargeCap
 Value
 2002                      46,165             96.70                    95.99
 2001                      28,297            100.00                   100.00
 Partners MidCap
 Growth
 2002                       1,230              1.04                     0.76
 2001                         395              0.23                     0.31
 Partners SmallCap
 Growth
 2002                         628              0.69                     0.63
 2001                         119              1.28                     0.86
 Real Estate
 2002                       2,100              2.06                     2.38
 SmallCap
 2002                      13,918              1.78                     1.60
 2001                       5,988              2.06                     2.50
 Utilities
 2001                       2,560              1.28                     1.55

                             COMMISSIONS PAID TO SOUNDVIEW TECHNOLOGY GROUP INC.
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Blue Chip
 2001                         610             0.18                     0.14
 Partners MidCap
 Growth
 2001                       1,311             0.78                     0.80
 SmallCap
 2001                          28             0.01                     0.01
 Utilities
 2001                       2,855             1.43                     0.68




                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Partners MidCap
 Growth
 2002                         41              0.03                     0.04
 Partners SmallCap
 Growth
 2002                        875              0.97                     0.95




                             COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT, INC.
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Utilities
 2002                      110,145           51.46                     57.79



                                     COMMISSIONS PAID TO UBS WARBURG LLC
                                                            PERCENT OF DOLLAR AMOUNT OF
                        TOTAL DOLLAR     AS PERCENT OF     COMMISSIONABLE TRANSACTION S
 FUND                      AMOUNT      TOTAL COMMISSIONS   ----------------------------
 ----                      ------      -----------------
 Balanced
 2002                       3,745             1.92                      1.89
 Capital Value
 2002                      38,815             2.17                      1.84
 Growth
 2002                      10,397             3.37                      1.81
 International
 Emerging Markets
 2002                      29,981             9.41                      8.06
 International
 2002                      93,699             9.62                     10.12
 International
 SmallCap
 2002                      30,937            17.36                     17.89
 MidCap
 2002                      18,456             2.03                      1.85
 Partners Blue Chip
 2002                       4,007             1.19                      1.12
 Partners Equity
 Growth
 2002                      12,622             5.51                      4.09
 Partners LargeCap
 Blend
 2002                          50             0.15                      0.17
 Partners MidCap
 Growth
 2002                       3,351             2.84                      1.74
 Partners SmallCap
 Growth
 2002                       2,302             2.54                      1.98
 Real Estate
 2002                       3,591             3.53                      2.84
 SmallCap
 2002                      17,512             2.24                      2.22

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life Insurance Company. The Manager or Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Manager or Sub-Advisor in allocating securities among its clients and/or accounts it manages.


Balanced, Bond, Capital Value, Growth, International, International Emerging
----------------------------------------------------------------------------
Markets, International SmallCap, LargeCap Stock Index, MidCap, Real Estate,
---------------------------------------------------------------------------
SmallCap and Utilities
----------------------

If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


The Manager or Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Manager or Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Manager or Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Manager or Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Manager or Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Manager or Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Partners Blue Chip
----------------------
Wellington Management has developed an allocation policy to assure fair treatment of all clients in situations where two or more clients' Accounts participate simultaneously in a buy or sell program involving the same security. Essentially, this policy is structured on the basis of pro rata allocation per client Account based upon order size as determined by the portfolio manager at the time of order entry: the belief being that in most instances a pro rata allocation will assure fairness. However, the policy recognizes that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable. The overriding principle to be followed is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid the appearance of favoritism or discrimination among clients.

Portfolio managers must specify a specific amount of shares or number of bonds for each identified Account at the time the order is placed. Except as noted, the executed portion of a transaction through a specific broker or dealer on the same trading day, combining two or more Accounts regardless of the portfolio manager involved, will be allocated on a pro rata basis (to the nearest round trading lot). Each Account involved would receive a percentage of the executed portion of the order based upon each Account's percentage of the entire order. This procedure will apply to all Accounts which are participating in the execution under the same trading circumstances (price limits, approximate time of entry, etc.). The allocations will be made at the average execution price calculated to three decimal places, or at prices mathematically closest to the average price. Wellington Management will make every effort to use a single average price in such allocations, and has the responsibility for all necessary documentation. Exceptions to these general policies include changes in the price limits on the part of the portfolio manager and situations where the size of a combined order appears to be unobtainable in relation to current trading activity.


Allocation of private placement securities begins with a determination of which Accounts are permitted to participate based upon regulatory constraints and Account guidelines and restrictions, including liquidity considerations. Thereafter, the principles of the general allocation policy applies to all eligible Accounts for which portfolio managers express an interest.


When there are news events or a sense of urgency to trade, in the interest of fairness and to provide an opportunity for best execution of the entire order, Wellington Management's Trading Desk will make every effort to contact all appropriate managers. Incoming orders are placed on an equal time basis in calculating the pro rata allocations and the average price, provided that the time lapses between contact and order receipt appear reasonable in relation to the decision-making process on the part of the portfolio managers involved.


Direct trading between Accounts is carried out under the provisions of S.E.C. Rule 17(a)-7, which stipulates that the price be equal to the last independent trade on a registered stock exchange or recognized market, and also that the transaction is consistent with the policy of each Account involved. Also, no brokerage commission or other remuneration is to be paid in connection with the transaction, except the customary transfer fees.


If the security is traded over-the-counter, the same procedures will apply except that the price will be determined by the mean between the highest recorded bid and the lowest recorded offering.


Partners Equity Growth
----------------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners Equity Growth Fund) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.


Partners LargeCap Blend
---------------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.

With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.


Partners LargeCap Value
-----------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a)
whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.


Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S.equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.

For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.

Partners MidCap Growth
--------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which GSAM, J.P. Morgan Investment or UBS Global AM acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
Each Fund offers investors two classes of shares which bear sales charges in different forms and amounts: Class A and Class B shares. Purchases are generally made by completing an application and mailing it to Princor. Shares are issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Share certificates will be only issued to shareholders upon request. Certificates are not available for the Cash Management Fund.

Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 8 business days or more. Investors considering redeeming or exchanging shares shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.


Class A Shares
--------------
An investor who purchases less than $1 million of Class A shares (except Class A shares of the Cash Management Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of 0.75% (0.25% for the LargeCap Stock Index and Limited Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC that are exchanged into another Principal Mutual Fund will continue to be subject to the CDSC until the original 18-month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares for each Fund, except the Cash Management Fund, currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."

Class B Shares
--------------
Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% (1.25% for the LargeCap Stock Index and Limited Term Bond Funds) if redeemed within six years. Class B shares purchased under certain sponsored Principal Mutual Fund plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored Principal Mutual Fund plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% (0.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares convert automatically into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro-rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Which arrangement between Class A and Class B shares is better for an investor?
-------------------------------------------------------------------------------
The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased.

SALES OF SHARES

Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


 Certain designated organizations are authorized to receive sell orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

PRICING OF SHARES
The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

In addition to the amounts paid to dealers as a dealer concession, Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Funds during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


Class A shares
--------------
Class A shares of the Cash Management Fund is sold to the public at net asset value; no sales charge applies to purchases of the Cash Management Fund. Class A shares of the Growth-Oriented and Income-Oriented Funds are sold to the public at the net asset value plus a sales charge which as a percentage of the offering price according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge is determined by Princor. Upon notice to all broker-dealers with whom it has a selling agreement, Princor may allow to broker-dealers electing to participate up to the full applicable sales charge, as shown in the table below, during periods and for transactions specified in such notice, and such reallowances may be based in whole or in part upon attainment of minimum sales levels. Certain commercial banks may make shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Princor and such banks all or a portion of the sales charge paid by a bank customer in connection with a purchase of Fund shares may be retained by or remitted to the bank.

                         ALL INCOME-ORIENTED FUNDS EXCEPT LIMITED TERM BOND FUND
                         ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 4.75%      4.99%                                   4.00%
 $50,000 but less than $100,000                    4.25%      4.44%                                   3.75%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.25%
 $250,000 but less than $500,000                   2.50%      2.56%                                   2.00%
 $500,000 but less than $1,000,000                 1.50%      1.52%                                   1.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                        ALL GROWTH-ORIENTED FUNDS EXCEPT LARGECAP STOCK INDEX FUND
                        ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.75%      6.10%                                   5.00%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   2.75%      2.83%                                   2.25%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.50%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                             LARGECAP STOCK INDEX AND LIMITED TERM BOND FUNDS
                             ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                    1.25%      1.27%                                   1.00%
 100,000 but less than $250,000                    1.00%      1.10%                                   0.75%
 $250,000 but less than $500,000                   0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                 0.50%      0.50%                                   0.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.25%

RIGHTS OF ACCUMULATION. . The applicable sales charge is determined by adding the current net asset value of any Class A shares and Class B shares already owned by the investor to the amount of the new purchase. The corresponding percentage factor in the schedule is then applied to the entire amount of the new purchase. For example, if an investor currently owns Class A and Class B shares with a value of $5,000 and makes an additional investment of $45,000 in Class A shares of a Growth-Oriented Fund (the total of which equals $50,000), the charge applicable to the $45,000 investment would be 4.75% of the offering price. If the investor purchases shares of more than one Principal Mutual Fund at the same time, those purchases are aggregated and added to the net asset value of the shares of Principal Mutual Funds already owned by the investor to determine the sales charge for the new purchase. Class A shares of the Cash Management Fund are not counted in determining either the amount of a new purchase or the current net asset value of shares already owned, unless the shares of the Cash Management Fund were acquired in exchange for shares of other Principal Mutual Funds. If the investor purchases shares from a broker/ dealer other than Princor, the dealer should be advised of any shares already owned.


Investments made by an individual, or by an individual's spouse and children purchasing shares for their own account or by a trust primarily for the benefit of such persons, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) will be treated as investments made by a single investor in calculating the sales charge. In addition, investments made through an employer by or on behalf of an employee (including independent contractors) by means of payroll deductions or otherwise, are also considered investments by a single investor in calculating the sales charge. Other groups (as allowed by rules of the Securities and Exchange Commission) may be considered for a reduced sales charge. An investor whose new account qualifies for a reduced charge on the basis of other accounts owned by the individual, spouse or children, should be certain to identify those accounts at the time of the new application.



STATEMENT OF INTENTION (SOI). . Another method is available by which a purchaser may qualify for a reduced sales charge on the purchase of Class A shares of the Funds. A purchaser may execute an SOI indicating the total amount (excluding reinvested dividends and capital gains distributions) intended to be invested (including all investments for the account of the spouse and children or trusts for the benefit of such persons) in Class A shares (except Class A shares of the Cash Management Fund) and Class B shares of the Funds within a thirteen-month period (two-year period if the intended investment is made by a trustee of a Section 401(a) plan or is equal to or greater than $1 million). The SOI may be submitted by a shareholder other than a trustee of a Principal Mutual Fund 401(a) plan, within 90 days after the date of the first purchase to be included within the SOI period. A trustee of a Principal Mutual Fund 401(a) plan must submit the SOI at the time the first plan purchase is made; the SOI may not be submitted after the initial plan purchase and the 90 day backdating is not available. The SOI period begins on the date of the first purchase included for purposes of satisfying the statement. When an existing shareholder submits an SOI, the net asset value of all Class A shares (except Class A shares of the Cash Management Fund) and Class B shares in that shareholder's account or accounts combined for rights of accumulation purposes, is added to the amount that has been indicated will be invested during the applicable period, and the sales charge applicable to all purchases of Class A shares made under the SOI is the sales charge which applies to a single purchase of this total amount.


An SOI may be entered into for any amount provided such amount, when added to the net asset value of any shares already held, equals or is in excess of the amount needed to qualify for a reduced sales charge. In the event a shareholder invests an amount in excess of the indicated amount, such excess is allowed any further reduced sales charge for which it qualifies.


The SOI provides for a price adjustment if the amount actually invested is less than the amount specified therein. Sufficient Class A shares belonging to the shareholder, other than a shareholder that is 401(a) qualified plan trustee, are held in escrow in the shareholder's account by Princor to make up any difference in sales charges based on the amount actually purchased. If the intended investment is completed within the thirteen-month period (or two-year period), such shares are released to the shareholder. If the total intended investment is not completed within that period shares are, to the extent necessary, redeemed and the proceeds used to pay the additional sales charge due. A shareholder that is 401(a) qualified plan trustee is billed by Princor for any additional sales charge due at the end of the two-year period. In any event, the sales charge applicable to these purchases is no more than the applicable sales charge had the shareholder made all of such purchases at one time. The SOI does not constitute an obligation on the shareholder to purchase, nor the Funds to sell, the amount indicated.



PURCHASES AT NET ASSET VALUE. . A Fund's Class A shares may be purchased without a sales charge:
.. by its Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Principal Global Investors LLC and Principal Capital
  Real Estate Investors, LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by unit investment trusts sponsored by any member company of the Principal
  Financial Group;
.. to fund non-qualified plans administered by a member company of the Principal
  Financial Group pursuant to a written service agreement; and;
.. by certain employee welfare benefit plan customers of Principal Life Insurance
  Company with Plan Deposit Accounts;
.. by using cash payments received from Principal Bank under its awards program;

.. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if 1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from a terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
.. your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
.. your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
.. you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
.. you must send us either:
  . the check for the sales proceeds (endorsed to Principal Mutual Funds); or . a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

Each of the Funds, except the Tax-Exempt Bond Fund, have obtained an exemptive order from the Securities and Exchange Commission ("SEC") to permit each Fund to offer its shares at net asset value to participants of certain annuity contracts issued by Principal Life. In addition, each of these Funds are available at net asset value to the extent the investment represents the proceeds from a total surrender of certain unregistered annuity contracts issued by Principal Life and for which Principal Life waives any applicable contingent deferred sales charges or other contract surrender charges.

During the period beginning November 1, 2003 and ending January 31, 2004, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of another investment company. This provision does not apply to purchase of Class A shares used to fund a defined contribution plan. When making a purchase at net asset value pursuant to this provision, the investor must indicate on the account application that the purchase qualifies for a net asset value purchase and must forward to Princor either a) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor, or b) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge.



There may be a CDSC on such shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC for the Limited Term Bond and LargeCap Stock Index Funds is 0.25%. For the other Funds, the CDSC is 0.75%. The CDSC is calculated as a percentage of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.



PURCHASES AT A REDUCED SALES CHARGE. . A reduced sales charge is available for purchases of Class A shares by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plans) which purchased shares of the Principal Mutual Funds prior to March 1, 2002, if the employer is a member of the Pennsylvania Chamber of Commerce. Such purchases may be made according to the sales charge schedule below.


A reduced sales charge is also available for purchases of Class A shares of the Funds, except the LargeCap Stock Index and Limited Term Bond Funds, to the extent that the investment represents the death benefit proceeds of one or more life insurance policies or annuity contracts (other than an annuity contract issued to fund an employer-sponsored retirement plan that is not an SEP, salary deferral 403(b) plan or HR-10 plan) of which the shareholder is a beneficiary if one or more of such policies or contracts is issued by Principal Life Insurance Company, or any directly or indirectly owned subsidiary of Principal Life Insurance Company, and such investment is made in any Principal Mutual Fund within one year after the date of death of the insured. (Shareholders should seek advice from their tax advisors regarding the tax consequences of distributions from annuity contracts.)

                                           SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                           -----------------------          -------------------------
  AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
  ------------------                 ------------------------------------  -----------------
  Less than $500,000                      2.50%              2.56%                    2.10%
  $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

  $1,000,000 or more                 no sales charge



SALES CHARGES FOR EMPLOYER-SPONSORED PLANS
.. Administered Employee Benefit Plans. Class A shares of the Growth-Oriented
  Funds (except LargeCap Stock Index Fund) and Income-Oriented Funds (except Limited Term Bond Fund and, in certain circumstances, Tax-Exempt Bond Fund which is not available for certain retirement plans) are sold at net asset value to stock bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended, certain Section 403(b) Plans, Section 457 Plans and other Non-qualified Plans administered by a member company of the Principal Financial Group pursuant to a written service agreement ("Administered Employee Benefit Plans"). The service agreement relating to the administration of the plan includes a charge payable by the employer for any commissions which Princor is authorized to pay in connection with such sales.The commission payable by Princor in connection with any such sale may be determined in accordance with one of the following schedules:

                                  SCHEDULE 1
                                  ----------
  AMOUNT OF PLAN CONTRIBUTIONS* IN EACH     AMOUNT PAYABLE BY EMPLOYER AS A %
  YEAR                                            OF PLAN CONTRIBUTIONS
 --------------------------------------           ---------------------
  The first $5,000                                        4.50%
  The next $5,000                                         3.00
  The next $5,000                                         1.70
  The next $35,000                                        1.40
  The next $50,000                                        0.90
  The next $400,000                                       0.60
  Excess over $500,000                                    0.25


                        SCHEDULE 2
                        ----------
  The first $50,000                           3.00%
  The next $50,000                            2.00
  The next $400,000                           1.00
  The next $2,500,000                         0.50
  Excess over $3,000,000                      0.25


  * Plan contributions directed to an annuity contract issued by Principal Life to fund the plan are combined with contributions directed to the Funds to determine the applicable commission charge.

  Generally, the commission level described in Schedule 2 apply for salary deferral Plans and the commission level described in Schedule 1 apply to other plans. No commission will be payable by the employer if shares of the Funds used to fund an Administered Employee Benefit Plan are purchased through a registered representative of Princor who is also a Group Insurance Representative employee of Principal Life.

.. Plans Other Than Administered Employee Benefit Plans. Shares of the Funds are offered at a reduced sales charge to fund certain sponsored Princor plans opened prior to March 1, 2002. These plans include: Retirement plans meeting the requirements of Section 401 of the Internal Revenue Code (e.g. 401(k) Plans, Profit Sharing Plans and Money Purchase Pension Plans) for which administrative services are provided by Metevante; and other employer-sponsored retirement plans that the Fund's transfer agent identifies as "listbill" plans (including 403(b) Plans, SIMPLE IRA Plans, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, Non-Qualified Deferred Compensation Plans, and Payroll Deduction Plans ("PDP"). When establishing a Princor Section 401 Plan, the employer chooses whether to fund the plan with either Class A shares or Class B shares.

 If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The sales charge for purchases of less than $250,000 is 3.75% as a percentage of the offering price and 3.90% of the net amount invested. The regular sales charge table for Class A shares applies to purchases $250,000 or more. If Class B shares are used to fund the plan, contributions into the plan after the plan assets amount to $250,000 or more, are used to purchase Class A shares. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments.


The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60-days notice to shareholders of existing accounts. Other types of sponsored plans may be added in the future.


Class B shares
--------------
Class B shares are sold without an initial sales charge, although a CDSC is imposed if you redeem shares within six years of purchase. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" above for discussion of sponsored Princor plans.) The following types of shares may be redeemed without charge at any time: a) shares acquired by reinvestment of distributions and b) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

                                           CDSC AS A % OF DOLLAR AMOUNT
                                           ----------------------------
                                                                                  FOR CERTAIN SPONSORED PLANS
                                                                                 PURCHASING SHARES AFTER 2/1/98
                                                                             -------------------------------
                                        ALL FUNDS EXCEPT     LARGECAP STOCK     ALL FUNDS EXCEPT      LARGECAP STOCK
                                         LARGECAP STOCK        INDEX AND         LARGECAP STOCK         INDEX AND
                                     INDEX AND LIMITED TERM   LIMITED TERM   INDEX AND LIMITED TERM    LIMITED TERM
 YEARS SINCE PURCHASE PAYMENTS MADE        BOND FUNDS          BOND FUNDS          BOND FUNDS           BOND FUNDS
 ----------------------------------  ----------------------  --------------  ----------------------  ----------------
 2 years or less                             4.00%               1.25%               3.00%                0.75%
 more than 2 years, up to 4 years            3.00                0.75                2.00                 0.50
 more than 4 years, up to 5 years            2.00                0.50                1.00                 0.25
 more than 5 years, up to 6 years            1.00                0.25                None                 None
 more than 6 years                            None                None               None                 None



In determining whether a CDSC is payable on any redemption, the Fund first redeems shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How To Exchange Shares Among Principal Mutual Funds" in the Prospectus.


The CDSC is waived on redemptions of Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended;
.. from retirement plans to satisfy minimum distribution rules or to satisfy substantially equal periodic payment calculation rules under the Code;
.. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from accounts with small balances (values of less than $300); .. through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;

.. from a retirement plan to assure the plan complies with Sections 401(k),
  401(m), 408(k) or 415 of the Code;
.. from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55; or
.. from a retirement plan meeting the requirements of Section 401 of the Code
  (401(k), Profit Sharing and Money Purchase Pension Plans) thathas provided us with its notice of intent to transfer its assets to a group annuity contract distributed by Principal Life on or before November 30, 2002.


Selected dealers may be paid a concession as shown:

                                                           % OF OFFERING PRICE
                                                           -------------------
 All purchases other than through Payroll Deduction
 Plans (PDP)
 All Funds except Cash Management, LargeCap Stock Index
 and Limited Term Bond                                            4.00%
 LargeCap Stock Index and Limited Term Bond                       1.25%
 PDP (accounts opened before March 1, 2002)
 All Funds except Cash Management, LargeCap Stock Index
 and Limited Term Bond                                            3.00%
 LargeCap Stock Index and Limited Term Bond                       0.75%


OFFERING PRICE

For all Funds except the Cash Management Fund
---------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except Cash Management Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Bard as may from time to time be necessary.


Cash Management Fund
--------------------
The share price of each Class of shares of the Cash Management Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Cash Management Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Cash Management Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Cash Management Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.



MULTIPLE CLASS STRUCTURE


Rule 12b-1 of the 1940 Act, as amended, permits a mutual fund to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. A majority of the Board of Directors of each Fund, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan and who are not "interested persons" as defined in the 1940 Act, adopted the Distribution Plans as described below. No such Plan was adopted for Class A shares of the Cash Management Fund. Shareholders of each class of shares of each Fund approved the adoption of the Plan for their respective class of shares.


CLASS A DISTRIBUTION PLAN
Each of the Funds, except the Cash Management Fund, has adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

CLASS B DISTRIBUTION PLAN
Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (0.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans or 1.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Mutual Funds. In addition, Princor may remit on a continuous basis up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.


GENERAL INFORMATION REGARDING DISTRIBUTION PLANS
A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

All fees paid under a Fund's Rule 12b-1 Plan are paid to Princor which may not not use such fees tso finance the distribution of the shares of another Fund.


If expenses under a Class A or Class B Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.

TAXATION OF THE FUNDS


It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, each Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund qualifies, it is exempt from federal income tax upon the amount distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Fund intends to comply with the Act's requirements and to avoid this excise tax. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


Dividends from net investment income will be eligible for a 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Funds from domestic corporations for the taxable year. Distributions from the Cash Management Fund and the Income-Oriented Funds are generally not eligible for the corporate dividend received deduction.



All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January are deemed to be distributed to shareholders in December. Each Fund informs its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Fund's net income and distributions of capital gains, if any, may also be subject to state and local taxation.


The Fund is required in certain cases to withhold and remit to the U.S. Treasury 30.0% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."



A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


If a shareholder a) incurs a sales load in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired and c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.


SPECIAL TAX CONSIDERATIONS
Tax-Exempt Bond Fund
--------------------
The Tax-Exempt Bond Fund also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.


From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.


International Growth-Oriented Funds
-----------------------------------
In each fiscal year when, at the close of such year, more than 50% of the value of the total assets of these Funds are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Code to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in their report of gross income in their federal income tax returns both cash dividends received from the Fund and the amount which the Fund advises is their pro-rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Shareholders are then entitled to subtract from their federal income taxes the amount of such taxes withheld, or treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations. Shareholders or prospective shareholders should consult their tax advisors on how these provisions apply to them.

Futures Contracts and Options
-----------------------------
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE CASH MANAGEMENT FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Funds or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Cash Management Fund Yield
--------------------------
The Cash Management Fund may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 2002, the Cash Management Fund's yield was 1.09% for Class A and
0.66% for Class B. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2002, the Cash Management

Fund's effective yield was 1.09% for Class A and 0.66% for Class B.


The yield quoted at any time for the Cash Management Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.

The yield for the Cash Management Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Cash Management Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periodsthat end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The following table shows as of October 31, 2002 average annual returns (net of sales charge) for Class A shares for each of the Funds for the periods indicated. Class A shares are generally sold subject to a sales charge.


 FUND                              1-YEAR          5-YEAR          10-YEAR
 Balanced                          -15.19         -2.51
 Bond                               -1.07          4.41
 Capital Value                     -13.83         -3.56
 Government Securities Income        0.38          5.52
 Growth                            -22.21         -7.18
 International Emerging
 Markets                             0.15         -4.72            -6.54/(1)/
 International                     -16.17         -6.10             5.01
 International SmallCap            -15.76          1.16            1.23/(1)/
 LargeCap Stock Index              -17.18        -15.00/(2)/
 Limited Term Bond                   2.16          5.52            5.69/(3)/
 MidCap                             -7.95          0.58             9.82
 Partners Blue Chip                -23.99         -5.88             3.99
 Partners Equity Growth            -23.50        -16.47/(4)/
 Partners LargeCap Blend           -15.66        -13.79/(5)/
 Partners LargeCap Value           -14.18        -8.00/(5)/
 Partners MidCap Growth            -24.48        -33.98/(5)/
 Partners SmallCap Growth          -39.08        -40.60/(5)/

 Real Estate                         3.96         2.19/(6)/

 SmallCap                          -21.93        -4.96/(6)/
 Tax-Exempt Bond                     0.65          3.90             5.67
 Utilities                         -21.21         -0.13            4.20/(7)/




 /(1)/ Period beginning August 29, 1997 and ending October 31, 2002. /(2)/ Period beginning March 1, 2000 and ending October 31, 2002. /(3)/ Period beginning February 29, 1996 and ending October 31, 2002. /(4)/ Period beginning November 1, 1999 and ending October 31, 2002. /(5)/ Period beginning December 22, 2000 and ending October 31, 2002. /(6)/ Period beginning December 31, 1997 and ending October 31, 2002. /(7)/ Period beginning December 16, 1992 and ending October 31, 2002.

The following table shows as of October 31, 2002 average annual returns (net of CDSC) for Class B shares for each of the Funds for the periods indicated.


 FUND                             1-YEAR          5-YEAR           10-YEAR
 ----                             ------          ------           -------
 Balanced                         -15.04          -2.60            4.30/(1)/
 Bond                              -0.88           4.35            6.88/(1)/
 Capital Value                    -13.72          -3.64            6.53/(1)/
 Government Securities
 Income                             0.56           5.41            7.46/(1)/
 Growth                           -22.09          -7.08            3.49/(1)/
 International Emerging
 Markets                            0.46          -4.79            -6.43/(//2//)/
 International                    -16.27          -6.10            1.76/(1)/
 International SmallCap           -15.96           1.17            1.38/(2)/
 LargeCap Stock Index             -17.23         -15.04/(2)/
 Limited Term Bond                  2.02           5.33            5.50/(//4//)/
 MidCap                            -7.73           0.79            10.37/(1)/
 Partners Blue Chip               -23.78          -5.96            3.97/(1)/
 Partners Equity Growth           -23.53         -16.56/(//5//)/
 Partners LargeCap Blend          -15.49         -14.01/(//6//)/
 Partners LargeCap Value          -14.17         -8.29/(//6//)/
 Partners MidCap Growth           -24.31         -34.01/(//3//)/
 Partners SmallCap Growth         -39.15         -40.83/(//6//)/
 Real Estate                        4.38          2.21/(7)/            /
 SmallCap                         -21.87         -4.97/(7)/            /
 Tax-Exempt Bond                    0.67           4.00            6.70/(1)/
 Utilities                        -21.23          -0.21            5.51/(1)/




 /(1) /Period beginning December 9, 1994 and ending October 31, 2002. /(2) /Period beginning August 29, 1997 and ending October 31, 2002. /(3) /Period beginning March 1, 2000 and ending October 31, 2002. /(4) /Period beginning February 29, 1996 and ending October 31, 2002. /(5) /Period beginning November 1, 1999 and ending October 31, 2002. /(6) /Period beginning December 22, 2000 and ending October 31, 2002. /(7) /Period beginning December 31, 1997 and ending October 31, 2002.


YIELD
Income-Oriented Funds
---------------------
Each Income-Oriented Fund computes a yield by:
.. calculating net investment income per share for a 30 day (or one month) period .. dividing the annualized net investment income by the maximum public offering price for Class A shares or the net asset value for Class B shares for the last day of the same period
.. annualizing net investment income per share, assuming semi-annual compounding.

The following table shows the yield for the Income-Oriented Funds:

                                                YIELD AS OF OCTOBER 31, 2002
                                                ----------------
 FUND                                             CLASS A          CLASS B
 ----                                             -------          -------
 Bond                                               3.67             3.64
 Government Securities Income                       4.57             4.06
 Limited Term Bond                                  3.13             2.69
 Tax-Exempt Bond                                    3.23             3.46




TAX-EQUIVALENT YIELD - TAX-EXEMPT BOND FUND ONLY
The Tax-Exempt Bond Fund computes a tax-equivalent yield by: ((Tax-exempt portion of the yield/ divided by (1 minus the tax bracket)) plus (any portion of the yield which is not tax-exempt).


                                                          TAX-EQUIVALENT YIELD AS OF OCTOBER 31, 2002
                                                          -------------------------------------------
                                             28.0% ASSUMED TAX RATE  36.0% ASSUMED TAX RATE  39.6% ASSUMED TAX RATE
                                             ----------------------  ----------------------  ----------------------
 Class A                                             4.49%                   5.05%                   5.35%
 Class B                                             4.81                    5.41                    5.73

THE POWER OF COMPOUNDING
A Fund may include in its advertisements the compounding effect of reinvested dividends over an extended period of time as shown in the following illustrations.
LOGO

     (chart)
Year     6%      8%         10%
  0   $10,000   $10,000  $10,000
 20   $32,071   $46,610  $67,275

Fund shareholders who reinvest their distributions get the advantage of compounding. Here's what happens to a $10,000 investment with monthly income reinvested at 6 percent, 8 percent and 10 percent over 20 years.


These figures assume no change in the value of principal. This chart is for illustration purposes only and is not an indication of the results a shareholder may receive as a shareholder of a specific Fund. The return and capital value of an investment in a Fund vary so that the value, when redeemed, may be worth more or less than the original cost.


A Fund may also include in its advertisements an illustration of the impact of income taxes and inflation on earnings from bank certificates of deposit ("CD's"). The interest rate on the hypothetical CD will be based upon average CD rates for a stated period as reported in the Federal Reserve Bulletin. The illustrated annual rate of inflation will be the core inflation rate as measured by the Consumer Price Index for the 12-month period ended as of the most recent month prior to the advertisement's publication. The illustrated income tax rate may include any federal income tax rate that may apply to individuals at the time the advertisement is published. Any such advertisement will indicate that, unlike bank CD's, an investment in the Fund is not insured nor is there any guarantee that the Fund's net asset value or any stated rate of return will remain constant.


An example of a typical calculation included in such advertisements is as follows: the after-tax and inflation-adjusted earnings on a bank CD, assuming a $10,000 investment in a six-month bank CD with an annual interest rate of 1.69% (monthly average six-month CD rate for the month of October, 2002, as reported in the Federal Reserve Bulletin) and an inflation rate of 2.5% (rate of inflation for the 12-month period ended October 31, 2002 as measured by the Consumer Price Index) and an income tax bracket of 28% would be $(64).
LOGO
       ($10,000 x 1.69%) / 2 = $ 85 Interest for six-month period
                                -24 Federal income taxes (28%)
                                -125 Inflation's impact on invested principal
       ($10,000 x 2.5%) / 2 =   ($64) After-tax, inflation-adjusted earnings




A Fund may also include in its advertisements an illustration of tax-deferred accumulation versus currently taxable accumulation in conjunction with the Fund's use as a funding vehicle for 403(b) plans, IRAs or other retirement plans. The illustration set forth below assumes a monthly investment of $200, an annual return of 8% compounded monthly, and a 28% tax bracket.


The information is for illustrative purposes only and is not meant to represent the performance of any of the Funds. An investment in the Funds is not guaranteed; values and returns generally vary with changes in market conditions.

TAX-DEFERRED VS. TAXABLE SAVINGS PLAN
LOGO
                           _______________________________________  - $300,059

                          ---------------------------------------

                          _______________________________________  --- $192,844

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------
                   Years:  5    10    15    20    25    30

                      -    With a tax-deferred savings plan
                      ---    Without a tax-deferred savings plan


GENERAL INFORMATION


Principal LargeCap Stock Index Fund, Inc. only
----------------------------------------------
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Fund. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



FINANCIAL STATEMENTS


The financial statements for the Funds for the year ended October 31, 2002 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


The following table shows the symbol assigned by the NASDAQ Mutual Fund Quotation Service to eligible classes of Funds as of December 31, 2002:


        SYMBOL          FUND
        ------          ----
        PRMGX           Principal Balanced Fund, Inc. Class A
        PBABX           Principal Balanced Fund, Inc. Class B
        PRBDX           Principal Bond Fund, Inc. Class A
        PROBX           Principal Bond Fund, Inc. Class B
        PCSXX           Principal Cash Management Fund, Inc. Class A
        PRGVX           Principal Government Securities Income Fund, Inc. Class
        PGVBX           A
        PLSAX           Principal LargeCap Stock Index Fund, Inc. Class A Alass
        PRIBX           Principal LargeCap Stock Index Fund, Inc. Class B B
        PLTBX           Principal Limited Term Bond Fund, Inc. Class A lnc.
        PEMGX           Principal MidCap Fund, Inc. Class A
        PRMBX           Principal MidCap Fund, Inc. Class B
        PBLCX           Principal Partners Blue Chip Fund, Inc. Class A
        PBLBX           Principal Partners Blue Chip Fund, Inc. Class B
        PGGAX           Principal Partners Equity Growth Fund, Inc. Class A
        PBAGX           Principal Partners Equity Growth Fund, Inc. Class B
        PLRAX           Principal Partners LargeCap Blend Fund, Inc. Class A
        PLDBX           Principal Partners LargeCap Blend Fund, Inc. Class B
        PPVAX           Principal Partners LargeCap Value Fund, Inc. Class A
        PLVBX           Principal Partners LargeCap Value Fund, Inc. Class B
        PPMGX           Principal Partners MidCap Growth Fund, Inc. Class A
        PPGFX           Principal Partners MidCap Growth Fund, Inc. Class B
        PPSMX           Principal Partners SmallCap Growth Fund, Inc. Class A
        PRRAX           Principal Real Estate Fund, Inc. Class A
        PRLEX           Principal Real Estate Fund, Inc. Class B
        PLLAX           Principal SmallCap Fund, Inc. Class A
        PLLBX           Principal SmallCap Fund, Inc. Class B
        PTBDX           Principal Tax-Exempt Bond Fund, Inc. Class A
        PUTLX           Principal Utilities Fund, Inc. Class A
        PRUBX           Principal Utilities Fund, Inc. Class B

APPENDIX C

The following information summarizes the portfolio of each Fund (as of December 31, 2002) except the Cash Management Fund. The information provided for the Growth-Oriented Funds shows the largest industry holdings (as a % of Fund assets) and the largest equity holdings (as a % of Fund assets). In addition, country concentrations (as a % of Fund assets) are shown for the International Growth-Oriented Funds. The information for the Growth-Oriented Funds includes the portfolio composition and the maturity profile.




                        PRINCIPAL BALANCED FUND, INC.
             TOP INDUSTRIES                           TOP HOLDINGS
------------------------------             ---------------------------------
FGLMC Single Family                        Investment in Joint
30yr                           5.5%        Trading Account;
Treasury Bonds                 5.0%         Exxon Asset Management       2.4%
FNMA Single Family
30yr                           4.8%        Pfizer                        1.7%
Regional Banks                 4.2%        Johnson & Johnson             1.7%
Finance-Mortgage
Loan/Banker                    3.2%        Exxon Mobil                   1.5%
Other                         77.3%        Medtronic                     1.3%
                                           Bank of America               1.2%
                                           Cardinal Health               1.2%
                                           Discover Card Master Trust
                                           I                             1.1%
                                           Bed Bath & Beyond             1.1%
                                           Sysco                         1.1%
                                            Percent of Total Holdings   14.3%



                     PRINCIPAL CAPITAL VALUE FUND, INC.
              TOP INDUSTRIES                           TOP HOLDINGS
-----------------------------------          ------------------------------
Regional Banks                   8.9%        Exxon Mobil                 5.2%
Oil Company-Integrated           7.2%        Bank of America             4.1%
Electric-Integrated              6.6%        Wells Fargo                 3.1%
Commercial Banks                 5.6%        AT&T                        2.5%
Telephone-Integrated             5.5%        US Bancorp                  2.4%
Other                           66.2%        Procter & Gamble            2.3%
                                             Bank One                    2.3%
                                             E.I. Du Pont de Nemours     2.2%
                                             Merrill Lynch               1.9%
                                             Exelon                      1.9%
                                                     Percent of Total
                                                             Holdings   27.9%



                         PRINCIPAL GROWTH FUND, INC.
               TOP INDUSTRIES                           TOP HOLDINGS
--------------------------------               ----------------------------
Medical Instruments                8.3%        Pfizer, Inc.              7.1%
Medical-Drugs                      7.8%        Johnson & Johnson         6.8%
Medical Products                   6.9%        Medtronic                 5.4%
Commercial Service-Finance         5.8%        Cardinal Health           4.8%
Medical-Wholesale Drug
Distribution                       4.9%        Bed Bath & Beyond         4.7%
Other                             66.3%        Sysco                     4.6%
                                               Microsoft                 4.4%
                                               Fifth Third Bancorp       4.2%
                                               General Electric          3.7%
                                               American International
                                               Group                     3.3%
                                                     Percent of Total
                                                             Holdings   49.0%



                  PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
              TOP INDUSTRIES                          TOP HOLDINGS
------------------------------------------  -------------------------------
                                            Investment in Joint
Medical-Drugs                               Trading Account;
Finance-Mortgage                7.1%         Federal Home Loan Bank
Loan/Banker                     6.0%         System                      4.6%
Diversified
Manufacturing
Operations                      4.6%        Microsoft                    3.4%
Oil Company-Integrated          4.2%        General Electric             2.9%
Telephone-Integrated            3.9%        Wal-Mart Stores              2.8%
Other                          74.2%        Exxon Mobil                  2.7%
                                            Pfizer                       2.3%
                                            Citigroup                    2.2%
                                            Johnson & Johnson            2.0%
                                            American International
                                            Group                        1.9%
                                            IBM                          1.6%
                                                     Percent of Total
                                                             Holdings   26.4%

                         PRINCIPAL MIDCAP FUND, INC.
             TOP INDUSTRIES                           TOP HOLDINGS
----------------------------               --------------------------------
Miscellaneous
Investing                      8.2%        General Electric Capital      4.6%
Publicly Traded                            Investment in Joint
Investment Fund                7.5%        Trading Account;
Commercial Banks               5.0%         Exxon Asset Management       4.1%
Medical Instruments                        Standard & Poor's MidCap
Diversified Financial          4.6%        400 Depository
Services                       4.6%         Receipts                     3.9%
Other                         70.1%        UST                           3.2%
                                           International Game
                                           Technology                    2.5%
                                           TCF Financial                 2.4%
                                           iShares S&P SmallCap 600
                                           Index Fund                    2.3%
                                           Alliant Techsystems           1.8%
                                           Everest Re Group              1.5%
                                           Kimco Realty                  1.5%
                                            Percent of Total Holdings   27.8%




                   PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
              TOP INDUSTRIES                           TOP HOLDINGS
----------------------------------------     ------------------------------
Medical-Drugs                    7.1%        Microsoft                   3.4%
Diversified                                  Investment in Joint
Manufacturing Operations         4.9%        Trading Account;
Telephone-Integrated             4.3%         Exxon Asset Management     3.0%
Regional Banks                   4.2%        General Electric            2.9%
Oil Company-Integrated           4.2%        Exxon Mobil                 2.8%
Other                           75.3%        Wal-Mart Stores             2.7%
                                             Pfizer                      2.5%
                                             Johnson & Johnson           2.1%
                                             Citigroup                   2.0%
                                             American International
                                             Group                       1.8%
                                             Procter & Gamble            1.5%
                                                     Percent of Total
                                                             Holdings   24.7%




                 PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
               TOP INDUSTRIES                           TOP HOLDINGS
--------------------------------------------   ----------------------------
Medical-Drugs                     11.0%        Microsoft                 5.9%
Diversified Manufacturing
Operations                         6.3%        General Electric          5.3%
Applications Software              5.9%        Pfizer                    4.6%
Retail-Discount                    5.5%        Citigroup                 4.2%
Diversified Financial
Services                           4.2%        Wal-Mart Stores           3.6%
Other                             67.1%        Johnson & Johnson         2.8%
                                               Intel                     2.7%
                                               American International
                                               Group                     2.6%
                                               Federal Home Loan
                                               Mortgage                  2.6%
                                               Procter & Gamble          2.1%
                                                     Percent of Total
                                                             Holdings   36.4%

                PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
               TOP INDUSTRIES                           TOP HOLDINGS
---------------------------------------------  ----------------------------
Medical-Drugs                      8.5%        Citigroup                 2.2%
Diversified Manufacturing
Operations                         6.0%        Wal-Mart Stores           2.2%
Oil Company-Integrated             4.8%        General Electric          2.2%
Telephone-Integrated               4.7%        Microsoft                 2.1%
Retail-Discount                    4.1%        Pfizer                    2.0%
Other                             71.9%        Exxon Mobil               2.0%
                                               Pharmacia                 2.0%
                                               H&R Block                 1.9%
                                               Cardinal Health           1.8%
                                               Verizon Communications    1.7%
                                                     Percent of Total
                                                             Holdings   20.1%




                PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
              TOP INDUSTRIES                           TOP HOLDINGS
---------------------------------------------------------------------------
Oil Company-Integrated           9.5%        Exxon Mobil                 4.9%
Telephone-Integrated             7.8%        Citigroup                   3.9%
Regional Banks                   7.5%        Bank of America             3.2%
Money Center Banks               5.9%        SBC Communications          2.4%
Electric-Integrated              5.8%        ChevronTexaco               2.3%
Other                           63.5%        Merck                       1.8%
                                             BellSouth                   1.8%
                                             Verizon Communications      1.8%
                                             Hewlett-Packard             1.7%
                                             Wachovia                    1.4%
                                                     Percent of Total
                                                             Holdings   25.2%



                 PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
              TOP INDUSTRIES                          TOP HOLDINGS
---------------------------------------------------------------------------
Medical-Drugs                   4.9%        Intuit                       1.9%
Therapeutics                    3.9%        Medimmune                    1.8%
Semiconductor Equipment         3.8%        Wellpoint Health Networks    1.7%
Medical-HMO                     3.6%        Electronic Arts              1.5%
Retail-Restaurants              3.1%        Nextel Communications        1.5%
Other                          80.7%        QLogic                       1.4%
                                            Avery Dennison               1.4%
                                            Fiserv                       1.3%
                                            Affiliated Computer
                                            Services                     1.3%
                                            AmerisourceBergen            1.3%
                                                     Percent of Total
                                                             Holdings   15.1%



                PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
             TOP INDUSTRIES                           TOP HOLDINGS
---------------------------------------------------------------------------
Computer Services              7.8%        CACI International            3.3%
Therapeutics                   5.6%        New York Community Bancorp    3.1%
Savings &
Loans-Thrifts                  5.1%        Patterson Dental              3.0%
                                           Cognizant Technology
Commercial Banks               4.4%        Solutions                     2.9%
Dental Supplies &
Equipment                      3.0%        Career Education              2.8%
Other                         74.1%        UCBH Holdings                 2.5%
                                           Pediatrix Medical Group       2.5%
                                           Chico's FAS                   2.2%
                                           Investors Financial
                                           Services                      2.2%
                                           Patterson-UTI Energy          2.0%
                                            Percent of Total Holdings   26.5%

                      PRINCIPAL REAL ESTATE FUND, INC.
             TOP INDUSTRIES                           TOP HOLDINGS
---------------------------------          --------------------------------
Office & Industrial
REITs                         22.0%        Prologis Trust                5.9%
Mall REITs                    17.5%        Simon Property Group          5.9%
Shopping Center REITs         17.5%        Kimco Realty                  4.3%
                                           United Dominion Realty
Apartment REITs               16.2%        Trust                         3.9%
                                           Investment in Joint
Diversified REITs              8.4%        Trading Account;
Other                         18.4%         Exxon Asset Management       3.8%
                                           Equity Office Properties
                                           Trust                         3.5%
                                           General Growth Properties     3.5%
                                           Regency Centers               3.3%
                                           Public Storage                3.3%
                                           Chelsea Property Group        3.1%
                                            Percent of Total Holdings   40.5%



                        PRINCIPAL SMALLCAP FUND, INC.
              TOP INDUSTRIES                           TOP HOLDINGS
------------------------------               ------------------------------
                                             Investment in Joint
Commercial Banks                 6.8%        Trading Account;
Miscellaneous Investing          5.4%         Exxon Asset Management     4.2%
                                             iShares S&P SmallCap 600
Investment Companies             4.9%        Index Fund                  1.2%
Publicly Traded
Investment Fund                  4.0%        Scotts                      1.0%
Diversified
Manufacturing Operations         3.6%        Briggs & Stratton           1.0%
                                             Affiliated Managers
Other                           75.3%        Group                       1.0%
                                             Toro                        1.0%
                                             Dial                        0.9%
                                             Worthington Industries      0.9%
                                             Arch Capital Group          0.9%
                                             Rare Hospitality
                                             International               0.9%
                                                     Percent of Total
                                                             Holdings   13.0%



                       PRINCIPAL UTILITIES FUND, INC.
              TOP INDUSTRIES                          TOP HOLDINGS
-------------------------------             -------------------------------
Electric-Integrated            59.5%        Entergy                      5.0%
Telephone-Integrated           16.1%        Duke Energy                  4.9%
Pipelines                       5.5%        Dominion Resources           4.8%
Gas-Distribution                5.3%        Verizon Communications       4.8%
Oil Company-Integrated          5.0%        Exelon                       4.7%
Other                           8.6%        KN Capital Trust I           4.3%
                                            Phillips 66 Capital Trust
                                            II                           4.0%
                                            BellSouth                    3.9%
                                            SBC Communications           3.8%
                                            Entergy London Capital       3.6%
                                                     Percent of Total
                                                             Holdings   43.8%






                      PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
           TOP INDUSTRIES               INVESTMENTS BY COUNTRY           TOP HOLDINGS
--------------------------------------------------------------   -----------------------------
Commercial Banks             9.1%      Korea             21.2%   Samsung Electronics       6.3%
                                                                 General Electric
Electronic Components        7.5%      South Africa      10.2%   Capital                   4.1%
Oil Company-Integrated       7.2%      Mexico             8.9%   Telefonos de Mexico       2.6%
Telephone-Integrated         5.7%      Russia             6.9%   Anglo American            2.4%
Diversified Financial
Services                     5.3%      Taiwan             6.8%   America Movil             1.9%
Other                       65.2%      Other             46.0%   IOI Berhad                1.8%
                                                                 YUKOS                     1.8%
                                                                 Impala Platinum
                                                                 Holdings                  1.8%
                                                                 Surgutneftegaz            1.7%
                                                                 KT                        1.7%
                                                                       Percent of Total
                                                                               Holdings   26.1%

                           PRINCIPAL INTERNATIONAL FUND, INC.
         TOP INDUSTRIES           INVESTMENTS BY COUNTRY           TOP HOLDINGS
---------------------------------------------------------  -----------------------------
                                                           General Electric
Money Center Banks        9.7%    United Kingdom   16.4%   Capital                   3.2%
Oil Company-Integrated    7.9%    Japan            13.7%   TotalFinaElf              2.9%
                                                           Shell Transport &
Medical-Drugs             7.3%    France           10.7%   Trading                   2.6%
Commercial Banks          6.4%    Netherlands       8.7%   ENI                       2.4%
Auto-Cars & Light
Trucks                    4.8%    Italy             7.4%   Unilever                  2.3%
Other                    63.9%    Other            43.1%   BNP Paribas               2.2%
                                                           Nestle                    2.2%
                                                           Vodafone Group            1.9%
                                                           Barclays                  1.9%
                                                           Aventis                   1.7%
                                                                 Percent of Total
                                                                         Holdings   23.3%



                        PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
         TOP INDUSTRIES            INVESTMENTS BY COUNTRY            TOP HOLDINGS
----------------------------------------------------------  -----------------------------
Diversified Financial                                       General Electric
Services                   4.7%    Japan            18.3%   Capital                   2.9%
Finance-Investment
Banker &
 Broker                    4.4%    United Kingdom   16.4%   Anglo Irish Bank          2.0%
Food-Miscellaneous/Diversi 3.5%    Canada           10.4%   Gjensidige                1.8%
Commercial Banks           3.1%    Netherlands       5.9%   Tandberg                  1.8%
Paper & Related
Products                   2.9%    Korea             5.5%   J. D. Wetherspoon         1.8%
Other                     81.4%    Other            43.5%   easyJet                   1.8%
                                                            Kelda Group               1.7%
                                                            Fyffes                    1.6%
                                                            Hong Kong Exchanges &
                                                            Clearing                  1.6%
                                                            Fugro                     1.5%
                                                                  Percent of Total
                                                                          Holdings   18.5%





                               PRINCIPAL BOND FUND, INC.
           PORTFOLIO COMPOSITION                           MATURITY PROFILE
----------------------------                  ------------------------------------------
Corporate Bonds                48.0%          Average Bond Quality                     AA1
U.S. Government Bonds          35.0%          Average Bond Maturity              6.9 years
Treasury Notes/Bonds           12.9%          Average Duration                   4.0 years
Commercial Paper                4.1%




                     PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
             PORTFOLIO COMPOSITION                             MATURITY PROFILE
--------------------------------------------------------------------------------------------
U.S. Government Bonds            93.2%            Average Bond Quality                    AAA+
Commercial Paper                  6.8%            Average Bond Maturity              5.0 years
                                                  Average Duration                   1.3 years





                         PRINCIPAL LIMITED TERM BOND FUND, INC.
           PORTFOLIO COMPOSITION                           MATURITY PROFILE
---------------------------------------       ------------------------------------------
Corporate Bonds                89.1%          Average Bond Quality                     AA1
U.S. Government Bonds           9.2%          Average Bond Maturity              2.9 years
Commercial Paper                1.7%          Average Duration                   2.4 years






                          PRINCIPAL TAX-EXEMPT BOND FUND, INC.
            PORTFOLIO COMPOSITION                           MATURITY PROFILE
-------------------------------------          ------------------------------------------
Revenue Bonds                   57.2%          Average Bond Quality                     AA1
General Obligation
Bond                            40.4%          Average Bond Maturity             13.3 years
Cash & Equivalents               2.4%          Average Duration                   8.1 years